Exhibit 99.30

                                                                [EXECUTION COPY]

                            ASSET PURCHASE AGREEMENT

                                  BY AND AMONG

                       AMERISERVE FOOD DISTRIBUTION, INC.,

                         THE OTHER SELLERS NAMED HEREIN

                                       AND

                              MCLANE COMPANY, INC.,

                                    AS BUYER

                                 August 18, 2000


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                                                                [EXECUTION COPY]



                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE   I         DEFINITIONS................................................1
         1.1        DEFINITIONS................................................1
         1.2        TERMS GENERALLY............................................8

ARTICLE   II        PURCHASE AND SALE..........................................8
         2.1        THE SALE...................................................8
         2.2        EXCLUDED ASSETS...........................................10
         2.3        ASSUMED OBLIGATIONS.......................................11
         2.4        EXCLUDED LIABILITIES......................................12
         2.5        CERTAIN LEASES AND CONTRACTS..............................12

ARTICLE  III        PURCHASE PRICE............................................13
         3.1        PURCHASE PRICE............................................13
         3.2        PURCHASE PRICE DEPOSIT; PAYMENT OF DEPOSIT UPON
                      TERMINATION OR CLOSING..................................13
         3.3        PRE-CLOSING DETERMINATION OF PURCHASED INVENTORY..........13
         3.4        PRE-CLOSING DETERMINATION OF ASSUMED PAYABLES.............14
         3.5        ALLOCATION OF PURCHASE PRICE..............................14
         3.6        TRANSFER TAXES............................................14
         3.7        BASIC PRORATIONS; UTILITIES; TAXES........................15

ARTICLE   IV        THE CLOSING...............................................15
         4.1        TIME AND PLACE OF CLOSING.................................15
         4.2        PAYMENT OF PURCHASE PRICE.................................15
         4.3        DELIVERIES BY THE SELLERS.................................15
         4.4        DELIVERIES BY THE BUYER...................................17
         4.5        AGREEMENTS WITH RESPECT TO TRICON AND TRICON
                    FRANCHISEES...............................................17

ARTICLE    V        REPRESENTATIONS AND WARRANTIES OF THE SELLER..............18
         5.1        ORGANIZATION; QUALIFICATION...............................18
         5.2        AUTHORITY RELATIVE TO THIS AGREEMENT......................18
         5.3        CONSENTS AND APPROVALS; NO VIOLATION......................19
         5.4        SELLER REPORTS; FINANCIAL STATEMENTS......................19
         5.5        TITLE TO ASSETS...........................................20
         5.6        LEASES....................................................20
         5.7        ENVIRONMENTAL MATTERS.....................................21
         5.8        LABOR MATTERS.............................................22
         5.9        ERISA; BENEFIT PLANS......................................25
         5.10       CERTAIN CONTRACTS AND ARRANGEMENTS........................26


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         5.11       LEGAL PROCEEDINGS AND JUDGMENTS...........................27
         5.12       PERMITS...................................................27
         5.13       COMPLIANCE WITH LAWS......................................27
         5.14       TAXES.....................................................27
         5.15       PERSONAL PROPERTY.........................................28
         5.16       INTELLECTUAL PROPERTY.....................................29
         5.17       AFFILIATE RELATIONS.......................................31

ARTICLE   VI        REPRESENTATIONS AND WARRANTIES OF THE BUYER...............31
         6.1        ORGANIZATION..............................................31
         6.2        AUTHORITY RELATIVE TO THIS AGREEMENT......................31
         6.3        CONSENTS AND APPROVALS; NO VIOLATION......................31
         6.4        AVAILABILITY OF FUNDS.....................................32

ARTICLE   VII       COVENANTS OF THE PARTIES..................................32
         7.1        CONDUCT OF BUSINESS.......................................32
         7.2        ACCESS TO INFORMATION.....................................34
         7.3        EXPENSES; TRANSITION FUNDING AGREEMENT....................35
         7.4        FURTHER ASSURANCES........................................35
         7.5        PUBLIC STATEMENTS.........................................36
         7.6        CONSENTS AND APPROVALS....................................36
         7.7        FEES AND COMMISSIONS......................................37
         7.8        TAX MATTERS...............................................37
         7.9        SCHEDULES; SUPPLEMENTS TO SCHEDULES.......................37
         7.10       TRANSFERRED EMPLOYEES; SEVERANCE..........................38
         7.11       LITIGATION SUPPORT........................................41
         7.12       NOTIFICATION..............................................41
         7.13       SUBMISSION FOR BANKRUPTCY COURT APPROVAL..................42
         7.14       RELEASE OF LIENS..........................................43
         7.15       NO SOLICITATION OF TRANSACTIONS...........................43
         7.16       TITLE COMMITMENT AND TITLE REVIEW.........................43

ARTICLE   VIII      CONDITIONS TO CLOSING.....................................44
         8.1        CONDITIONS TO EACH PARTY'S OBLIGATIONS TO EFFECT
                    THE CLOSING...............................................44
         8.2        CONDITIONS TO OBLIGATIONS OF THE BUYER....................45
         8.3        CONDITIONS TO OBLIGATIONS OF THE SELLERS..................46

ARTICLE   IX        INDEMNIFICATION...........................................47
         9.1        INDEMNIFICATION...........................................47
         9.2        DEFENSE OF CLAIMS.........................................48

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ARTICLE   X         TERMINATION AND ABANDONMENT...............................50
         10.1       TERMINATION...............................................50
         10.2       NOTICE OF TERMINATION.....................................52
         10.3       EFFECT OF TERMINATION.....................................52

ARTICLE   XI        MISCELLANEOUS PROVISIONS..................................53
         11.1       AMENDMENT AND MODIFICATION................................53
         11.2       WAIVER OF COMPLIANCE; CONSENTS............................53
         11.3       SURVIVAL..................................................53
         11.4       NOTICES...................................................54
         11.5       ASSIGNMENT................................................54
         11.6       GOVERNING LAW.............................................55
         11.7       COUNTERPARTS..............................................55
         11.8       INTERPRETATION............................................55
         11.9       SCHEDULES AND EXHIBITS....................................55
         11.10      ENTIRE AGREEMENT..........................................55
         11.11      BULK SALES OR TRANSFER LAWS...............................55
         11.12      PARTIAL INVALIDITY AND SEVERABILITY.......................56
         11.13      HEADINGS..................................................56
         11.14      SUBMISSION TO JURISDICTION................................56


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                                                                [EXECUTION COPY]

EXHIBITS

EXHIBIT A          -    Form of Bill of Sale

EXHIBIT B          -    Form of Instrument of Assumption

EXHIBIT C          -    Form of Limited Warranty Deed

EXHIBIT D          -    Form of Bid Procedures Order

EXHIBIT E          -    Form of Sale Order

EXHIBIT F          -    Form of Assignment of Leases

EXHIBIT G          -    Form of Intellectual Property Assignment

EXHIBIT H          -    Transition Services Agreement Term Sheet

EXHIBIT I          -    Form of Deposit Escrow Agreement

EXHIBIT J          -    Form of Tricon Extension

EXHIBIT K          -    Form of Pizza Hut/KFC Franchisee Agreement Amendment and
                        Form of Taco Bell Franchisee Agreement Amendment

EXHIBIT L          -    Form of Transition Funding Agreement

EXHIBIT M          -    Form of Landlord Estoppel Certificate

EXHIBIT 8.2(I)     -    365 Order Provisions


SCHEDULES

SCHEDULE 2.1(A)    -    Real Estate

SCHEDULE 2.1(B)    -    Inventory

SCHEDULE 2.1(C)    -    Purchased Assets (Equipment, ETC.)

SCHEDULE 2.1(D)    -    Purchased Assets (Assumed Agreements)

SCHEDULE 2.1(F)    -    Purchased Assets (Intellectual Property)

SCHEDULE 2.1(N)    -    Purchased Assets (Excluded Insurance Proceeds)

SCHEDULE 2.2(G)    -    Other Excluded Assets

SCHEDULE 2.3(D)    -    Other Assumed Obligations

SCHEDULE 2.5       -    Certain Assumed Agreements

SCHEDULE 3.5       -    Allocation of Purchase Price

SCHEDULE 5.1       -    Organization and Qualification of Sellers

SCHEDULE 5.3       -    Consents and Approvals; No Violation

SCHEDULE 5.4(B)    -    Seller Reports; Financial Statements


                                       IV
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SCHEDULE

SCHEDULE 5.5          -   Title to Assets

SCHEDULE 5.6          -   Leases

SCHEDULE 5.7(A)       -   Environmental Matters

SCHEDULE 5.8          -   Labor Matters

SCHEDULE 5.9          -   Benefit Plans

SCHEDULE 5.10         -   Certain Contracts and Arrangements

SCHEDULE 5.11         -   Legal Requirements and Judgments

SCHEDULE 5.12         -   Permits and Environmental Permits

SCHEDULE 5.14         -   Taxes

SCHEDULE 5.15         -   Personal Property

SCHEDULE 5.16         -   Intellectual Property

SCHEDULE 5.17         -   Affiliate Relations

SCHEDULE 6.3          -   Consents and Approvals; No Violations

SCHEDULE 7.1          -   Conduct of Business

SCHEDULE 7.2(A)       -   List of Recipients of Landlord Estoppel Certificates


                                       V
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                                                                [EXECUTION COPY]

                            ASSET PURCHASE AGREEMENT

        This Asset Purchase Agreement (this "AGREEMENT"), is made as of August 18, 2000 by and among AmeriServe Food Distribution, Inc., a Delaware corporation ("AFDI"); AmeriServe Transportation, Inc., a Nebraska corporation; NEBCO EVANS Holding Company, a Delaware corporation; Holberg Warehouse Properties, Inc., a Delaware corporation; Delta Transportation, Ltd., a Wisconsin corporation; PSC Services of Florida, Inc., a Florida corporation; Northland Transportation Services, Inc., a Nebraska corporation; NAVC Corp., a Nevada corporation; North American Vantix Corp., a Delaware corporation; ASNSC, Inc., a Delaware corporation; Vantix Logistics, L.P., a Texas limited partnership ("VANTIX"); and PSD Transportation Services, Inc., a Nevada corporation (collectively, the "SELLERS"); and McLane Company, Inc., a Texas corporation (the "BUYER").

         WHEREAS, the Buyer desires to purchase from the Sellers, and the Sellers desire to sell to the Buyer, the Purchased Assets (as hereinafter defined) upon the terms and conditions hereinafter set forth in this Agreement;

        NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

         1.1 DEFINITIONS. (a) As used in this Agreement, the following terms have the meanings specified in this Section 1.1(a).

         "ACQUISITION" means either (a) a merger, consolidation, share exchange or other business combination pursuant to which the Business is acquired by another Person, (b) the sale by the Sellers to any Person of (i) the Business,
(ii) all or substantially all of the Purchased Assets (other than any sale or sales of the Sellers' assets as part of a Chapter 7 liquidation), (iii) control of any of the Sellers or (iv) a recapitalization or plan of reorganization that precludes the consummation of the transactions contemplated by this Agreement.

         "AFFILIATE" has the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.

         "ALTERNATIVE OFFER" means any proposal or offer to any Seller from any Person other than the Buyer or its Affiliates for an Acquisition.


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                                                                [EXECUTION COPY]


         "ASSIGNMENT OF LEASES" means the assignment to be executed and delivered by AFDI at the Closing, substantially in the form of EXHIBIT F hereto.

         "ASSUMED AGREEMENTS" means, subject to Sections 2.2(h) and 2.2(i), any contract, agreement, real or personal property lease, commitment, understanding or instrument (including all amendments to any of the foregoing) to which any Seller is a party or by which any Seller is bound which relates to the Business or the Purchased Assets and which is listed or described on SCHEDULE 2.1(d). For the avoidance of doubt, Sellers and Buyer acknowledge and agree that if Buyer determines not to accept conveyance of any agreement pursuant to Section 2.2(h) or Section 2.2(i), then such agreement shall not be deemed to be Assumed Agreements. Furthermore, for the avoidance of doubt, and notwithstanding the listing of any of the following agreements on SCHEDULE 2.1(d), (i) no agreement with any franchisee of any of the Concepts shall be an Assumed Agreement unless such franchisee has executed and delivered the Pizza Hut/KFC Franchise Agreement Amendment or the Taco Bell Franchise Agreement Amendment, as the case may be, or Buyer and AFDI mutually agree that such agreement shall be an Assumed Agreement, and (ii) the Tricon Agreement shall not be an Assumed Agreement unless Tricon has executed and delivered the Tricon Extension.

         "BALANCE SHEET" means the June 10, 2000 balance sheet of the Business as set forth on SCHEDULE 1.1(a)(1).

         "BANKRUPTCY COURT" means the United States Bankruptcy Court for the District of Delaware or such other court having jurisdiction over the case commenced by the Sellers under Chapter 11 of Title 11 of the United States Code.

         "BILL OF SALE" means the Bill of Sale to be executed and delivered by the Sellers at the Closing, substantially in the form of EXHIBIT A hereto.

         "BUSINESS" means the activities carried on by the Sellers (other than with respect to the CCC Business and the Equipment Business) for the purpose of distributing to its customers a wide variety of food items, paper goods and cleaning supplies and related primarily to the distribution of such items to franchisees and franchisors of the Concepts in the continental United States of America.

         "BUSINESS DAY" means any day other than Saturday, Sunday and any day which is a legal holiday or a day on which banking institutions in Dallas, Texas are authorized by law or other governmental action to close.

         "BUYER REPRESENTATIVES" means the Buyer's accountants, employees, counsel, environmental consultants, financial advisors and other authorized representatives.

         "CCC BUSINESS" means the activities carried on by AFDI's subsidiary, Chicago Consolidation Corporation, an Illinois corporation, for the purpose of conducting its redistribution business.


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         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act, as amended.

         "CHAPTER 11 CASE" means the Sellers' case commenced under Chapter 11 of Title 11 of the United States Code.

         "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended and set forth in Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "CONCEPTS" means restaurants or stores denominated as Taco Bell, Pizza Hut, Kentucky Fried Chicken, KFC or Long John Silvers in the 48 contiguous states of the United States of America.

         "CONFIDENTIALITY AGREEMENT" means the Confidentiality Agreement, dated April 26, 2000, as amended on May 4, 2000 and on July 10, 2000, between AFDI and Buyer.

         "CONTAMINANTS" shall mean any substance, gas, liquid, product, element, radiation, vibration or matter included in any definition of toxic substance, hazardous waste, extremely hazardous waste, restricted hazardous waste, contaminant, pollutant, toxic pollutant, deleterious substance, or words of similar import under any Environmental Law.

         "EMPLOYMENT LAWS" means the Occupational Safety and Health Act, as amended, and all regulations related to the foregoing, and all other federal, state or local laws, statutes, ordinances, rules, regulations, codes, and orders relating to employment and labor, including, without limitation, those relating to wages, hours, employment, or labor standards generally, pay equity, employment equity, workers' compensation, workplace safety and insurance, occupational health and safety, employer health tax, employment or unemployment insurance, and income tax withholdings applicable to persons employed in connection with the Business.

         "ENCUMBRANCES" means any mortgages, pledges, liens, claims, charges, security interests, conditional and installment sale agreements, activity and use limitations, conservation easements, deed restrictions, encumbrances and charges of any kind.

         "ENVIRONMENTAL LAWS" means all federal, state and local laws, statutes, regulations, rules, rules of common law, ordinances, codes, decrees, judgments, directives, or judicial or administrative orders relating to pollution or protection of the environment, natural resources or human health and safety, including, without limitation, CERCLA and laws relating to Releases or threatened Releases of Contaminants, as hereinafter defined (including, without limitation, into ambient air, surface water, groundwater, land, surface and subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, Release, transport or handling of Contaminants.


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                                                                [EXECUTION COPY]

         "EQUIPMENT BUSINESS" means the activities carried on by AFDI for the purpose of selling restaurant equipment and smallwares.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA AFFILIATE" means any entity which is treated as a single employer with any Seller for purposes of Section 414 of the Code.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "GAAP" means United States generally accepted accounting principles, as in effect on the date hereof.

         "GOVERNMENTAL ENTITY" means any federal, state, foreign or local governmental or regulatory authority, department, agency, commission, taxing authority, body or other governmental entity.

         "HSR ACT" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

         "INCOME TAX" means any federal, state, local or foreign Tax (a) based upon, measured by or calculated with respect to net income, profits or receipts (including, without limitation, capital gains Taxes and minimum Taxes) or (b) based upon, measured by or calculated with respect to multiple bases (including, without limitation, corporate franchise taxes) if one or more of the bases on which such Tax may be based, measured by or calculated with respect to, is described in clause (a), in each case together with any interest, penalties, or additions to such Tax.

         "INSTRUMENT OF ASSUMPTION" means the Instrument of Assumption to be executed and delivered by the Buyer at Closing, substantially in the form of EXHIBIT B hereto.

         "INTELLECTUAL PROPERTY" means: (a) United States, international and foreign patents, patent applications, inventions and invention disclosures, and statutory invention registrations, including reissues, divisions, continuations, continuations in part, extensions and reexaminations thereof, all rights therein provided by international treaties or conventions, and all improvements thereto;
(b) trademarks, service marks, trade dress, logos, trade names, corporate names, domain names and other source identifiers (and the goodwill associated with the foregoing), whether or not registered, including all common law rights, and registrations and applications for registration thereof, all rights therein provided by international treaties or conventions, and all renewals of any of the foregoing; (c) copyrightable works, copyrights, whether or not registered, and registrations and applications for registration thereof, mask works, and all rights therein provided by international treaties or conventions; (d) confidential and proprietary information, including trade secrets and know-how;
(e) Software; (f) all rights to register and file applications for registration thereof with applicable authorities and registries throughout the world; and (g) all rights to sue and recover damages and


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                                                                [EXECUTION COPY]

royalties and to seek injunctive relief for past, present and future infringement, misappropriation, dilution or violation thereof.

         "INTELLECTUAL PROPERTY ASSIGNMENT" shall mean the Intellectual Property Assignment to be executed and delivered by the Sellers named therein at the Closing, substantially in the form of EXHIBIT G attached hereto.

         "LIMITED WARRANTY DEED" means the limited warranty deed to be executed and delivered by AFDI at the Closing with respect to the facility located in Orlando, Florida, substantially in the form of EXHIBIT C attached hereto.

         "MATERIALS" has the meaning specified in the Confidentiality Agreement.

         "MATERIAL ADVERSE EFFECT" means any change or changes in, or effect on, the Business or the Purchased Assets that is individually, or in the aggregate are, or would reasonably be expected to be materially adverse to the financial condition or results of operations of the Business taken as a whole, other than any materially adverse change in or effect on the Business which is cured to the satisfaction of the Buyer (including by the payment of money) by the applicable Sellers before the Termination Date.

         "PERMITTED ENCUMBRANCES" means (a) those Encumbrances set forth in
SCHEDULE 1.1(A)(3); (b) those exceptions to title to the Purchased Assets listed in SCHEDULE 5.5; (c) statutory liens for current taxes or assessments not yet due or delinquent or the validity or amount of which is being contested in good faith by appropriate proceedings, none of which contested matters is material;
(d) zoning, entitlement, conservation restriction and other land use and environmental regulations by governmental authorities which do not materially interfere with the present use of the Purchased Assets; and (d) all exceptions, encroachments, restrictions, easements, charges, rights of way and other Encumbrances set forth in any state, local or municipal franchise under which the Business is conducted which do not materially interfere with the present use of the Purchased Assets nor, individually or in the aggregate, create a Material Adverse Effect.

         "PERSON" means any individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization or any Governmental Entity.

         "PRIME RATE" means, for any day, the per annum rate of interest quoted as the "Bank Prime Rate" rate for the most recent weekday for which such rate is quoted in the statistical release designated as H.15(519), or any successor publication, published from time to time by the Board of Governors of the Federal Reserve System.

         "RELEASE" shall mean any release, spill, leak, emission, pumping, injection, deposit, discharge, dispersal, leaching, migration, spraying, abandonment, pouring, emptying, throwing, dumping, placing or disposal into the environment.


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                                                                [EXECUTION COPY]

         "SALE HEARING" means the hearing of the Bankruptcy Court during which the Bankruptcy Court issues the Sale Order.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SELLER LICENSED INTELLECTUAL PROPERTY" means, collectively, all Intellectual Property that a third party licenses to any Seller for use in the Business.

         "SELLER LICENSES" means, collectively, all (a) licenses of Intellectual Property by any Seller to third parties, (b) licenses of any Seller Licensed Intellectual Property by third parties to such Seller, and (c) agreements governing the rights between any Seller and third parties relating to the development or use of Intellectual Property, the development or transmission of data, or the use, modification, or other practices with respect to any of the Sellers' web sites.

         "SELLER OWNED INTELLECTUAL PROPERTY" means all Intellectual Property owned by any Seller and used in the Business.

         "SELLER SOFTWARE" means, collectively, all Software developed, manufactured, distributed, sold, licensed or marketed by any Seller, and material to the operation of the Business, including all such Software operated by such Seller on its web sites or used by such Seller in connection with processing customer orders, storing customer information, or storing or archiving data.

         "SELLERS' REPRESENTATIVES" means the Sellers' accountants, employees, counsel, environmental consultants, financial advisors and other authorized representatives.

         "SOFTWARE" means all computer software, programs, databases, source code, object code and related documentation in any form used in the Business.

         "SUBSIDIARY," when used in reference to any other Person, means any Person of which outstanding securities having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions of such Person are owned directly or indirectly by such other Person.

         "TAX AFFILIATE" means, with respect to any Person, any other Person that is a member of an affiliated group of corporations (within the meaning of section 1504(a) of the Code) filing a consolidated U.S. federal income Tax Return, and a group of corporations filing a consolidated or combined Tax Return for state, local or foreign purposes (each a "CONSOLIDATED GROUP"), if the first Person could be held liable for the Taxes of such other Person or Consolidated Group.



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                                                                [EXECUTION COPY]

         "TAX" and "TAXES" means all taxes, charges, fees, levies, penalties or other assessments imposed by any Governmental Entity or political subdivision thereof, including, but not limited to, income, excise, property, sales, use, transfer, franchise, payroll, windfall or other profits, alternative minimum, gross receipts, intangibles, capital stock, estimated, employment, unemployment compensation or net worth, ad valorem, stamp, value added or gains taxes, registration and documentation fees, custom duties, tariffs and similar charges, withholding, social security or other taxes (including any fee, assessment or other charge in the nature of or in lieu of any tax), including any interest, penalties or additions attributable thereto.

         "TAX RETURN" means any return, report, information return or other document (including any related or supporting information) required to be supplied to any Governmental Entity with respect to Taxes.

         "TRANSFERRING EMPLOYEE RECORDS" means all personnel files related to the Transferred Employees.

         "TRICON" means Tricon Global Restaurants, Inc., a North Carolina corporation.

         "TRICON AGREEMENT" means that certain Amended and Restated Sales and Distribution Agreement, dated as of the 1st day of November, 1998, by and among AFDI, Tricon, and the other parties signatory thereto.

         "WARN ACT" means the Worker Adjustment Retraining and Notification Act of 1988, as amended.

         Each of the following terms has the meaning specified in the Section set forth opposite such term:

                  TERM                              SECTION

Assumed Obligations                                    2.3
Benefit Plans                                          5.9(a)
Buyer Material Adverse Effect                          6.3
Buyer Required Regulatory Approvals                    6.3
Closing                                                4.1
Closing Date                                           4.1
Deposit Escrow Agreement                               3.3
Direct Claim                                           9.2(c)
Environmental Permits                                  5.7(a)
Excluded Assets                                        2.2


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                                                                [EXECUTION COPY]

          TERM                                        SECTION

Excluded Obligations                                   2.4
Final Order                                            8.2(c)
Indemnifiable Loss                                     9.1(a)
Indemnifying Party                                     9.1(d)
Indemnitee                                             9.1(c)
Permits                                                5.12
Purchased Assets                                       2.1
Purchase Price                                         3.1
Real Estate                                            2.1(a)
Sale Order                                             7.13(b)
Seller Reports                                         5.4(a)
Seller Required Regulatory Approvals                   5.3
Termination Date                                       10.1(b)
Third Party Claim                                      9.2(a)
Transferable Permits                                   2.1(e)


         1.2 TERMS GENERALLY. (a) Words in the singular shall include the plural and vice versa, and words of one gender shall include the other genders as the context requires, (b) the terms "hereof," "herein," and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement and not to any particular provision of this Agreement, and Article, Section, paragraph, Exhibit and Schedule references are to the Articles, Sections, paragraphs, Exhibits and Schedules to this Agreement unless otherwise specified, (c) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation," unless otherwise specified, (d) the word "or" shall not be exclusive, and (e) provisions shall apply, when appropriate, to successive events and transactions.

                                   ARTICLE II
                                PURCHASE AND SALE

         2.1 THE SALE. Upon the terms and subject to the satisfaction of the conditions contained in this Agreement, at the Closing, the Sellers will sell, assign, convey, transfer and deliver to the Buyer, and the Buyer will purchase and acquire from the Sellers, free and clear of all Encumbrances (except for Permitted Encumbrances), all of the Sellers' right, title and interest in, to and under the assets used primarily in connection with the Business (other than the Excluded Assets) (collectively, the "PURCHASED ASSETS") including, without limitation, the following:


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                                                                [EXECUTION COPY]

                  (a) the Owned Real Estate and the Leased Real Estate described on SCHEDULE 2.1(a) (collectively the "REAL ESTATE");

                  (b) the Purchased Inventory (as hereinafter defined);

                  (c) the machinery, equipment, vehicles, furniture and other tangible personal property listed on SCHEDULE 2.1(c);


                  (d) the Assumed Agreements listed on SCHEDULE 2.1(d) (subject to SECTIONS 2.2(h) and (i));


                  (e) the Permits and Environmental Permits listed on SCHEDULE 5.12, in each case, to the extent the same are assignable (the "TRANSFERABLE PERMITS");


                  (2) except to the extent rejected in the Chapter 11 Case with the consent of the Buyer, all Intellectual Property of the Sellers, all of which are listed on SCHEDULE 2.1(f);

                  (f) originals or copies of all Transferring Employee Records, books, operating records, operating, safety and maintenance manuals, engineering design plans, blueprints and as-built plans, specifications, procedures and similar items of any Seller relating to the Business or the Purchased Assets, including books of account, all customer lists, billing records and other customer correspondence relating to the Business, all regulatory filings and other books and records relating to the rates and services provided by the Sellers in connection with the operation of the Business or the Purchased Assets; and copies of all relevant portions of any such records or other items that are commingled with documents, records or files of other businesses of any Seller or any Affiliate of any Seller;

                  (3) all of the rights, claims or causes of action of any Seller against a third party related to the Purchased Assets, the Business or the Assumed Obligations arising out of transactions occurring prior to the Closing Date; to the extent such rights, claims or causes of action relate to both Assumed Obligations and Excluded Obligations, Buyer and each Seller shall share such rights, claims or causes of action in the same proportion as their respective liabilities bear to the total liability relating to those rights, claims or causes of action;

                  (g) any assets purchased or to be purchased by any Seller pursuant to Section 7.4(d);


                  (4) the goodwill relating to the Business;

                                                                [EXECUTION COPY]

                  (5) all sales and promotional literature, customer lists, customer files and other sales-related materials related to the Business;

                  (6) security deposits relating to Assumed Agreements;

                  (7) all customer deposits and advances and prepaid and other current assets relating to the Business; and

                  (8) except as set forth on SCHEDULE 2.1(n), all insurance proceeds with respect to any Purchased Assets which have been damaged or destroyed prior to the Closing Date to the extent an adjustment therefor has been made.

         2.2 EXCLUDED ASSETS. Notwithstanding any provision herein to the contrary, the Purchased Assets shall not include the following property or assets of the Sellers, any property or assets of the Sellers not described in
Section 2.1, or any property or assets of the Sellers which are specifically identified on the schedules to Section 2.1 as Excluded Assets (collectively, the "EXCLUDED ASSETS"):

                  (a) cash, cash equivalents and bank deposits;

                  (b) certificates of deposit, shares of stock, securities, bonds, debentures, evidences of indebtedness (including all accounts receivable of Sellers outstanding as of the Closing Date), and interests in any Person owned by any Seller, including, but not limited to, ProSource Distribution Services, Ltd., AmeriServe of Canada, Ltd., PFS de Mexico S.A. de C.V., Services AmeriServe S.A. de C.V. and Chicago Consolidated Corporation;

                  (c) properties and assets used exclusively in the conduct of the Equipment Business, the CCC Business and the other businesses of the Sellers conducted in locations other than the continental states of the United States of America.

                  (d) subject to Section 3.7 hereof, any refund or credit (i) related to Taxes paid prior to the Closing Date in respect of the Purchased Assets and related to a period prior to the Closing Date, or (ii) arising under the Assumed Agreements and relating to a period prior to the Closing Date;

                  (9) the Sellers' causes of action and rights of recovery pursuant to Sections 544 through 550 and Section 553 and any other avoidance actions under any other applicable provisions of the Bankruptcy Code;

                  (e) subject to Section 7.2, any books, records or the like of any Seller other than those books, records, and the like specifically described in Section 2.1(g);

                  (f) certain assets and interests described or referred to in
SCHEDULE 2.2;

                                                                [EXECUTION COPY]

                  (10) any agreement with any franchisee with respect to any Concept which would otherwise be an Assumed Agreement but for the fact that the franchisee under such agreement has not entered into the amendments and/or modifications of such agreement contemplated by Section 4.5(b) or (c), as applicable, and Buyer, in its sole discretion, has determined not to accept the conveyance of such agreement by giving written notice of such non-acceptance to the applicable Seller not less than one day prior to the Closing;

                  (11) any agreement which would otherwise be an Assumed Agreement but for the fact that Buyer, in its sole discretion, has determined not to accept the conveyance of such agreement by giving written notice of such non-acceptance to AFDI not less than three (3) Business Days prior to the Sale Hearing; and

                  (g) the rights of each Seller under this Agreement.

         2.3 ASSUMED OBLIGATIONS. On the Closing Date, the Buyer shall deliver to AFDI the Instrument of Assumption pursuant to which the Buyer shall assume and agree to discharge all of the following liabilities and obligations (the "ASSUMED OBLIGATIONS"):

                  (a) all liabilities and obligations of any Seller under the Assumed Agreements and the Transferable Permits in accordance with the terms thereof, except, in each case, to the extent such liabilities and obligations, but for a breach or default by such Seller, would have been paid, performed or otherwise discharged on or prior to the Closing Date or to the extent the same arise out of any such breach or default by any Seller prior to the Closing;

                  (12) all liabilities and obligations relating to any customer deposits and customer advances of the Business which are part of the Purchased Assets;

                  (b) any liability, obligation or responsibility under or related to former, current or future Environmental Laws, whether such liability or obligation or responsibility is known or unknown, contingent or accrued, arising as a result of or in connection with (i) any violation or alleged violation of any Environmental Law after the Closing Date, with respect to the ownership of the Purchased Assets or the operation of the Business after the Closing Date; (ii) loss of life, injury to persons or property or damage to natural resources caused (or allegedly caused) by the (A) off-site disposal, storage, transportation, discharge, recycling, or the arrangement for such activities, of Contaminants after the Closing Date, in connection with the ownership of the Purchased Assets or the operation of the Business after the Closing Date, or (B) the Release of Contaminants at, on, in, under, adjacent to or migrating from any of the Purchased Assets after the Closing Date; or (iii) the investigation

                                                                [EXECUTION COPY]

or remediation of contaminants that have been Released after the Closing Date at, on, in, under, adjacent to or migrating from any of the Purchased Assets;


         (13) the Assumed Payables (as hereinafter defined); and

         (c) all liabilities which are described on SCHEDULE 2.3(e).


         2.4 EXCLUDED LIABILITIES. The Buyer shall not assume or be obligated to pay, perform or otherwise discharge any liabilities or obligations of any Seller other than the Assumed Obligations (collectively, the "EXCLUDED OBLIGATIONS").

         2.5 CERTAIN LEASES AND CONTRACTS. The 365 Order shall provide for the assumption by the applicable Sellers and assignment to the Buyer, effective upon the Closing, of the Assumed Agreements. At the Closing, the applicable Sellers shall assume and such Sellers shall assign to the Buyer the Assumed Agreements. The Assumed Agreements shall also be identified by the date of the Assumed Agreement (if available), and the other party to the contract or lease (and the address of such party) on an exhibit attached to a Motion for Order Authorizing the Assumption and Assignment of Executory Contracts and Unexpired Leases. Such exhibit shall set forth the amounts necessary to cure defaults under each of such Assumed Agreements as determined by the applicable Seller and agreed to by Buyer, based on the applicable Sellers' books and records. Except with respect to such Assumed Agreements set forth on SCHEDULE 2.5 (it being acknowledged, understood and agreed that, with respect to the Assumed Agreements set forth on
SCHEDULE 2.5, (i) Buyer shall be entitled to negotiate with the applicable lessor or other third party with respect to such agreements and that the Sellers hereby permit such lessors/third parties to retain or receive the benefit of all letters of credit proceeds (to the extent drawn or drawable, and which AFDI represents and warrants aggregate $14,511,812) with respect to such Assumed Agreements, (ii) Buyer may retain or receive the benefit of all letter of credit proceeds to the extent not required to remain with such lessors/third parties,
(iii) subject to Section 3.7, Buyer shall be solely responsible for any pre-petition cure amounts with respect to such Assumed Agreements (including without limitation accrued Taxes, which AFDI represents and warrants aggregate $302,000) associated with such Assumed Agreements, and (iv) to the full extent that any such pre-petition cure amounts are asserted against any Seller, Buyer agrees to pay such amounts and to fully indemnify for and hold such Seller harmless from any costs, expenses or other liabilities resulting from such assertion), to the extent that any Assumed Agreement is subject to a cure amount, the applicable Seller shall be responsible for paying or providing for such cure amount. Notwithstanding the foregoing, with respect to the WP Carey Leases, Buyer shall be responsible for the LESSER OF (x) $800,000 and (y) fifty percent (50%) of the EXCESS OF (A) the amount required by Sellers to pay to the landlords under the WP Carey Leases in order to cause such landlords to permit the assumption and assignment of the WP Carey Leases governing the facilities other than the facility located in Grand Rapids, Michigan OVER (B) $8,750,000 (it being understood and agreed that Buyer and the Sellers shall permit the landlords under the WP Carey Leases to retain or receive the benefit of the $8,750,000 letter of credit associated with the WP Carey Leases). "WP CAREY LEASES" means the leases to which AFDI is currently a party and which govern AFDI's facilities located in Grand Rapids (Michigan), Manassas (Virginia), Shawnee (Kansas) and Burlington (New Jersey).

                                   ARTICLE III
                                 PURCHASE PRICE

         3.1 PURCHASE PRICE. The purchase price for the Purchased Assets shall be an amount equal to the SUM of $110 million, PLUS the purchase price for the Purchased Inventory, as finally determined in accordance with Section 3.3, MINUS the amount of Assumed Payables as finally determined in accordance with Section 3.4, MINUS the aggregate liability (if any) contemplated by SCHEDULE 2.3(e), as Buyer and AFDI mutually and finally modify SCHEDULE 2.3(e) prior to the Closing Date (the "PURCHASE PRICE").

         3.2 PURCHASE PRICE DEPOSIT; PAYMENT OF DEPOSIT UPON TERMINATION OR CLOSING. Within three (3) Business Days of the entering by the Bankruptcy Court of the Bid Procedures Order (as hereinafter defined), Buyer shall deposit $10,000,000 of the Purchase Price (the "DEPOSIT") by wire funds transfer of immediately available funds to an interest-bearing account with Chase Manhattan Bank (or such other nationally recognized banking institution mutually selected by AFDI and Buyer), as Escrow Agent (the "DEPOSIT ESCROW AGENT") under the Deposit Escrow Agreement substantially in the form attached hereto as EXHIBIT K (the "DEPOSIT ESCROW AGREEMENT"). Upon any termination of this Agreement, the Deposit shall be delivered to Buyer or AFDI (on behalf of the Sellers), as the case may be, in accordance with Section 10.3 below. If a Closing occurs, the Deposit will be delivered to AFDI (on behalf of the Sellers) in accordance with
Section 4.2 below.

         3.3 PRE-CLOSING DETERMINATION OF PURCHASED INVENTORY. The inventory owned by Sellers to be purchased by Buyer consists of (x) Long John Silvers inventory, (y) "common items", and (z) promotional items (including but not limited to food, paper, point-of-purchase and premium items) related to future promotions, provided that, in the case of each item of inventory described in each of clauses (x), (y) and (z), such item (A) is saleable in the ordinary course of business, (B) has a remaining shelf life consistent with industry standards and (C) except in the case of the promotional items, does not exceed a 90 days supply as of the Closing Date (collectively, the "90-DAY PURCHASED INVENTORY "). Inventory which is in excess of 90 days supply but which would otherwise be 90-Day Purchased Inventory shall be referred to herein as "90-PLUS PURCHASED INVENTORY", and, collectively with the 90-Day Purchased Inventory, the "PURCHASED INVENTORY ". With respect to the 90-Plus Purchased Inventory, AFDI (on behalf of the Sellers) shall elect in its sole discretion to (1) sell all of it to Buyer on the Closing Date at twenty-five percent (25%) of Landed Cost, (2) salvage all of it, or (3) cause Buyer to purchase all of it on the Closing Date for Landed Cost so long as the Sellers guarantee (to the reasonable satisfaction of Buyer) the repurchase of the 90-Plus Purchased Inventory at Landed Cost PLUS standard mark-up PLUS reasonable carrying costs (including cost of debt and reasonable handling fees). The purchase price for each item of 90-Day Purchased Inventory shall be equal to the Landed Cost of each item, it being understood and agreed that the aggregate purchase price for the Purchased Inventory shall be determined based on the existing perpetual inventory records of the Sellers as of 12:01 AM on the Closing Date and based on review procedures mutually established by AFDI and Buyer. The purpose of the review procedures will be to determine the accuracy of the quantity, value and quality of the Purchased Inventory, and it is understood and agreed by Buyer and AFDI that the process outlined by the review procedures will be completed no fewer than two (2) and not more than ten (10) days prior to the anticipated Closing Date and that the resulting adjustments will be agreed to not less than two (2) days prior to the Closing Date. For purposes of this Section 3.3, "LANDED COST" shall mean (i) the original invoice cost, PLUS (ii) standard freight incurred in delivering such inventory to Sellers' facilities, LESS (iii) any active deals and allowances. For the avoidance of doubt, there shall be no post-Closing adjustment with respect to the Purchased Inventory.

         3.4 PRE-CLOSING DETERMINATION OF ASSUMED PAYABLES. The Sellers shall assign to Buyer, and the Buyer shall assume and pay as and when due, accounts payable of the Sellers relating to (x) Long John Silvers, (y) Vantix and (z) "common items" which are owned by the Sellers and specifically identified in a listing (printed as of 12:01 AM on the Closing Date) (the "PAYABLES LISTING") delivered to Buyer by Sellers (collectively, the "ASSUMED PAYABLES"). The Payables Listing will reflect those Assumed Payables which the Sellers believe to be complete and accurate as of the Closing Date. Any account payable not specifically identified on the Payables Listing shall remain the obligation of the applicable Seller. Each Assumed Payable will be valued at the gross amount of the Assumed Payable from the vendor (prior to adjustments for cash discount, freight differentials earned by Vantix, and/or other discounts or adjustments due from the applicable payee). For the avoidance of doubt, there shall be no post-Closing adjustment with respect to the Assumed Payables.

         3.5 ALLOCATION OF PURCHASE PRICE. The Buyer and the Sellers agree upon the allocation among the Purchased Assets of the sum of the Purchase Price and the Assumed Obligations set forth on SCHEDULE 3.5, which is consistent with
Section 1060 of the Code and the Treasury Regulations thereunder and which will be supplemented by Buyer (and approved by AFDI, which approval will not be unreasonably withheld or delayed) on an asset-by-asset basis within thirty (30) days after the Closing Date. Each of the Buyer and each Seller shall report the transactions contemplated by this Agreement for federal Income Tax and all other tax purposes in a manner consistent with the allocation determined pursuant to this Section 3.5. Each of the Buyer and the Sellers agree to provide the other promptly with any other information required to complete Form 8594. Each of the Buyer and the Sellers shall notify and provide the other with reasonable assistance in the event of an examination, audit or other proceeding regarding the agreed upon allocation of the Purchase Price.

         3.6 TRANSFER TAXES. To the extent not addressed by the Bankruptcy Court in the Sale Order, all transfer, documentary, sales, use, stamp, registration and other such taxes and recording, filing and other fees (including any penalties and interest) incurred in connection with this Agreement and as a result of the conveyance of the Purchased Assets by the Sellers to the Buyer shall be paid as follows: fifty percent (50%) by AFDI (on behalf of the Sellers) and fifty percent (50%) by the Buyer, in each case when due, and the Buyer will, at its own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other taxes and fees, and, if required by applicable law, and the Sellers will join in the execution of any such Tax Returns and other documentation.

         3.7 BASIC PRORATIONS; UTILITIES; TAXES. On the Closing Date, minimum rent, percentage rent, water, gas, electricity and other utilities, common area maintenance reimbursements to lessors, taxes and other similar periodic charges or expenses relating to the Real Estate shall be prorated as of the Closing Date. Utility meter readings for the Real Estate shall be determined as of the Closing Date.

                                   ARTICLE IV
                                   THE CLOSING

         4.1 TIME AND PLACE OF CLOSING. Upon the terms and subject to the satisfaction of the conditions contained in Article VIII of this Agreement, the closing of the sale of the Purchased Assets contemplated by this Agreement (the "CLOSING") will take place at such place as is mutually agreeable to the parties beginning at 10:00 A.M. (local time) no later than the fifth Business Day after the date on which the conditions set forth in Article VIII have been satisfied or waived; or at such other place or time as the parties may agree; PROVIDED THAT each of Buyer and AFDI (on behalf of the Sellers) shall have the right to extend the Closing until November 30, 2000. The date and time at which the Closing actually occurs is hereinafter referred to as the "CLOSING DATE."

         4.2 PAYMENT OF PURCHASE PRICE. Upon the terms and subject to the satisfaction of the conditions contained in this Agreement, in consideration of the aforesaid sale, assignment, conveyance, transfer and delivery of the Purchased Assets and the assumption of the Assumed Obligations, the Buyer will pay or cause to be paid to AFDI (on behalf of the Sellers) at the Closing the Purchase Price by wire transfer of immediately available funds (either from Buyer directly or by release of the Deposit to AFDI (on behalf of the Sellers)) or by such other means as are agreed upon by AFDI and the Buyer. AFDI shall provide wire transfer instructions to Buyer and the Deposit Escrow Agent under the Deposit Escrow Agreement not less than two (2) Business Days prior to the Closing Date.

         4.3 DELIVERIES BY THE SELLERS. At or prior to the Closing, the applicable Sellers will deliver the following to the Buyer, or the Escrow Agent, as applicable:

                  (a) the Bill of Sale, duly executed by the applicable Sellers, for the personal property included in the Purchased Assets;

                  (b) all consents, waivers or approvals obtained by any Seller with respect to the Purchased Assets, the transfer of any Transferable Permit, or the consummation of the transactions connected to the sale of the Purchased Assets contemplated by this Agreement, to the extent required hereunder;

                  (1) the certificate contemplated by Section 8.2;

                  (c) the deed of conveyance of the Owned Real Estate to the Buyer, in substantially the form of the Limited Warranty Deed, duly executed and acknowledged by AFDI and in recordable form and assignments of the leases and subleases of the Leased Real Estate, substantially in the form of the Assignment of Leases, duly executed and acknowledged by AFDI and in recordable form;

                  (d) all such other instruments of assignment or conveyance as shall, in the reasonable opinion of the Buyer and its counsel, be necessary to transfer to the Buyer the Purchased Assets, in accordance with this Agreement;

                  (2) certificates of title for certificated motor vehicles or other titled Purchased Assets, or other evidences of the right to use the Purchased Assets, duly executed by the applicable Seller and in form reasonably satisfactory to Buyer;

                  (3) all terminations and releases of Encumbrances on the Purchased Assets, other than the Permitted Encumbrances;

                  (e) a receipt for the Purchase Price;

                  (4) originals (or, to the extent originals are not available, copies) of all Assumed Agreements to be assumed by the Buyer; and all amendments, supplements or modifications thereto;

                  (f) all of the Sellers' books and records constituting a part of the Purchased Assets;

                  (5) the Deposit Escrow Agreement duly executed by the Sellers (and AFDI shall cause the Deposit Escrow Agent to duly execute and deliver the Deposit Escrow Agreement);

                  (6) at AFDI's expense, owner's polices of title insurance for the Owned Real Estate, issued by a title company reasonably satisfactory to the Buyer and insuring Buyer's fee simple estate (in an amount equal to the fair market value of such property, said amount to be agreed upon in good faith by AFDI and Buyer) subject to no exceptions other than the Permitted Encumbrances, any other exceptions reasonably requested by AFDI and approved by Buyer pursuant to Section 7.16;

                  (g) a definitive Transition Services Agreement, incorporating, among other things, the terms set forth in the Transition Services Agreement Term Sheet attached hereto as

EXHIBIT H (the "TRANSITION SERVICES TERM SHEET") and such definitive agreement (the "TRANSITION SERVICES AGREEMENT") shall be duly executed by the applicable Sellers;

                  (h) such other agreements, documents, instruments and writings as are reasonably required to be delivered by the Sellers at or prior to the Closing Date pursuant to this Agreement; and

                  (7) FIRPTA certificate.

         4.4 DELIVERIES BY THE BUYER. At or prior to the Closing, the Buyer, or the Deposit Escrow Agent, as applicable, will deliver the following to AFDI, or the Deposit Escrow Agent, as applicable:

                  (a) the Purchase Price, LESS the Deposit, by wire transfer of immediately available funds or such other means as are agreed upon by AFDI and the Buyer;

                  (b) the Instrument of Assumption with respect to the Assumed Obligations, duly executed by the Buyer;

         the certificate contemplated by Section 8.3;

                  (c) all such other instruments of assumption as shall, in the reasonable opinion of AFDI and its counsel, be necessary for the Buyer to assume the Assumed Obligations in accordance with this Agreement;

                  (9) the Transition Services Agreement, duly executed by the Buyer;

                  (d) the Deposit (which shall be delivered by the Deposit Escrow Agent), and

                  (e) such other agreements, documents, instruments and writings as are reasonably required to be delivered by the Buyer at or prior to the Closing Date pursuant to this Agreement.

         4.5 AGREEMENTS WITH RESPECT TO TRICON AND TRICON FRANCHISEES. The parties hereto acknowledge that it is an integral component of this transaction that a satisfactory resolution of certain issues be reached among AFDI, the Buyer, Tricon and the franchisees of certain of the Concepts. The parties, therefore, agree as follows:

                  (a) Tricon shall enter into an agreement in form and substance substantially the same as that attached hereto as EXHIBIT J (the "TRICON EXTENSION").

                  (b) Franchisees that collectively franchise at least eighty-five percent (85%) of the United States Pizza Hut and KFC restaurants under written contract with AFDI or any of AFDI's Affiliates as of the date of this Agreement shall enter into agreements in form and substance substantially the same as that attached hereto as EXHIBIT K (the "PIZZA HUT/KFC FRANCHISEE AGREEMENT AMENDMENT").

                  (c) Franchisees that collectively franchise at least eighty-five percent (85%) of the United States Taco Bell restaurants under written contract with AFDI or any of AFDI's Affiliates as of the date of this Agreement shall enter into agreements in form and substance substantially the same as that attached hereto as EXHIBIT K (the "TACO BELL FRANCHISEE AGREEMENT AMENDMENT").

                                    ARTICLE V
                  REPRESENTATIONS AND WARRANTIES OF THE SELLER

         As an inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, each Seller with respect to itself represents and warrants to the Buyer as follows:

         5.1 ORGANIZATION; QUALIFICATION. Seller is a corporation (or, in the case of Vantix, a limited partnership) duly organized, validly existing and in good standing under the laws of the State set forth opposite such Seller's name on SCHEDULE 5.1 attached hereto and has all requisite corporate (or in the case of Vantix, limited partnership) power and authority to own, lease, and operate the Purchased Assets and to carry on the Business as is now being conducted. As related to the operation of the Business, such Seller is duly qualified or licensed to do business as a foreign corporation (or, in the case of Vantix, a limited partnership) and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except in each case in those jurisdictions where the failure to be so duly qualified or licensed and in good standing would not reasonably be expected to have a Material Adverse Effect.

         5.2 AUTHORITY RELATIVE TO THIS AGREEMENT. Such Seller has all corporate (or, in the case of Vantix, a limited partnership) power and authority necessary to execute and deliver this Agreement and the other agreements contemplated herein and, after giving effect to the entry of the Sale Order, to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the other agreements contemplated herein and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by the Board of Directors of such Seller and no other corporate (or, in the case of Vantix, limited partnership) proceedings on the part of such Seller are necessary to authorize this Agreement and the other agreements contemplated herein or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and the other agreements contemplated herein upon execution will be, duly and validly executed and delivered by such Seller, and assuming that this Agreement and the other agreements contemplated herein constitute valid and binding agreements of the Buyer, and subject to the receipt of the governmental consents set forth in SCHEDULE 5.3, constitute valid and binding agreements of such Seller, enforceable against such Seller in accordance with their terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally or general principles of equity.

         5.3 CONSENTS AND APPROVALS; NO VIOLATION. Except as set forth in
SCHEDULE 5.3 (such items being referred to as the "REQUIRED CONSENTS"), neither the execution and delivery of this Agreement or the other agreements contemplated herein by such Seller nor the sale by such Seller of the Business and the Purchased Assets pursuant to this Agreement will (i) conflict with or result in any breach of any provision of the Certificate or Articles of Incorporation, Bylaws, Certificate of Limited Partnership or Limited Partnership Agreement of such Seller, (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity (the "SELLER REQUIRED REGULATORY APPROVALS"), except (A) where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not, individually or in the aggregate, have a Material Adverse Effect or prevent or delay the consummation of the transactions contemplated by this Agreement or (B) for those requirements which become applicable to such Seller as a result of the specific regulatory status of the Buyer (or any of its Affiliates) or as a result of any other facts that specifically relate to the business or activities in which the Buyer (or any of its Affiliates) is or proposes to be engaged; (iii) after giving effect to the entry of the 365 Order, result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation by which such Seller or any of the Purchased Assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or which would not, individually or in the aggregate, have a Material Adverse Effect or prevent or materially delay the consummation of the transactions contemplated by this Agreement; (iv) after giving effect to the entry of the 365 Order, violate any order, writ, injunction, decree, statute, rule or regulation applicable to such Seller, or any of its assets, which violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; or (v) after giving effect to the entry of the 365 Order, require any consent, approval, authorization, or any filing with or notice to any Person, firm, or other entity pursuant to or under any indenture, note, mortgage, bond, security agreement, loan agreement, guaranty, pledge, or other instrument, contract, agreement, lease, or commitment by which such Seller is a party and relates to the Business or the Purchased Assets or by which any of the Purchased Assets is subject or bound.

         5.4 SELLER REPORTS; FINANCIAL STATEMENTS.

                  (a) AFDI has delivered to the Buyer the Balance Sheet (including any amendments to such reports, the "SELLER REPORTS"). With respect to the financial information expressly identified as relating to the Business or the Purchased Assets, each of the consolidated balance sheets included in or incorporated by reference into the Seller Reports (including any related notes and schedules) has been prepared in accordance with GAAP, consistently applied, and fairly presents the consolidated financial position of AFDI and its subsidiaries as of its date and each of the consolidated statements of income and cash flow included in or incorporated by reference into the Seller Reports (including any related notes and schedules) has been prepared in accordance with

GAAP, consistently applied, and fairly presents the results of operations, retained earnings and cash flow, as the case may be, of AFDI and its subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end audit adjustments, none of which shall be material, either individually or in the aggregate), in each case in accordance with GAAP during the periods involved, except as may be noted therein. The Balance Sheet (i) presents fairly in all material respects the Business as of June 10, 2000, and (ii) was prepared in accordance with the books and records of AFDI. Since the date of the Balance Sheet, there has been no material and adverse change with respect to the Business or the Purchased Assets which would reasonably be expected to result in a Material Adverse Effect.

                  (10) Except for liabilities and obligations (i) incurred since the date of the Balance Sheet in the ordinary course of business and consistent with past practice, or (ii) disclosed in SCHEDULE 5.4(b), such Seller has no material liabilities or obligations of any kind whatsoever related to the Business or the Purchased Assets (whether direct, indirect, accrued, or contingent), and there is no existing condition or situation that would reasonably be expected to result in any such liabilities or obligations.

         5.5 TITLE TO ASSETS. Except as set forth in SCHEDULE 5.5 and except for Permitted Encumbrances, such Seller has good and marketable title to all Purchased Assets (other than those which have been disposed of since the date hereof in the ordinary course of business), free and clear of all Encumbrances. Except as set forth on SCHEDULE 5.5, the Purchased Assets constitute all of the assets, properties, rights, and interests (including, without limitation, real property and tangible and intangible property) necessary for the conduct of the Business as it is currently being conducted.

         5.6 LEASES.

                  (a) SCHEDULE 5.6 lists, as of the date of this Agreement, all real property leases under which such Seller is a lessee or lessor and which (i) are to be transferred and assigned to the Buyer on the Closing Date and (ii) relate to the Business or the Purchased Assets. Except as set forth in SCHEDULE 5.6, all such leases are valid, binding and enforceable in accordance with their terms, and are in full force and effect. All copies of the leases set forth on
SCHEDULE 5.6 are true, correct, and complete and include any and all modifications thereof. There is not under any leases, except in relation to the Chapter 11 Case or as disclosed on SCHEDULE 5.6 (A) any material default (or, to the knowledge of such Seller, any claimed material defaults by such Seller) or event which with notice or lapse of time, or both, would constitute a default by such Seller which remains uncured), or (B) to the knowledge of such Seller, any existing material default by any other party to any of the leases or any event which with notice or lapse of time, or both, would constitute a default by any other party to any of the leases.

                  (b) All of the Real Estate is free from any use or occupancy restrictions, except those imposed by applicable zoning laws, ordinances, and regulations, and from all special taxes or assessments and as provided in the Assumed Agreements. No assessment for public improvement or otherwise which is due from such Seller and remains unpaid has been made against the Real Estate other than the Permitted Encumbrances and such Seller, to such Seller's knowledge, is not aware of any currently proposed or pending assessment for public improvements or otherwise. No options have been granted to others to purchase, lease, or otherwise acquire any interest in such Seller's Owned Real Estate. To the knowledge of the Seller, there exists no conflict or dispute with any regulatory authority or other person relating to any Real Estate or the activities thereon. To the knowledge of the Seller, all buildings, structures and improvements on the Owned Real Estate are located within the lot lines (and within the mandatory set-backs from such lot lines established by zoning ordinance or otherwise) and not over areas subject to easements or rights of way.

                  (c) To the knowledge of such Seller, the present use of and buildings, structures, and improvements on the Real Estate are in conformity with all applicable laws, rules, regulations, and ordinances, including, without limitation, all applicable zoning laws, ordinances, regulations and with all registered restrictions of record, and such Seller has no knowledge of any proposed change therein that would affect any of the Real Estate or its use and such Seller has not received any notice of violation thereof.

                  (11) To the knowledge of such Seller, all requisite certificates of occupancy and other permits or approvals required with respect to the buildings, structures, and improvements on any of the Real Estate, and the occupancy and use thereof have been obtained and are currently in effect. There are no expropriation or condemnation proceedings pending against the Real Estate and, to such Sellers' knowledge, there are no expropriation or condemnation proceedings threatened or proposed against the Real Estate.

                  (12) To such Seller's knowledge, the plumbing and heating, electrical and air conditioning systems, elevator systems and other mechanical systems and equipment at the Real Estate are in working order and repair, except for ordinary wear and tear.

         5.7 ENVIRONMENTAL MATTERS.

                  (a) Except as set forth in SCHEDULE 5.7(a):

                           (i) such Seller has complied and is in compliance in
all material respects with all applicable Environmental Laws;

                           (ii) such Seller has obtained all material permits,
licenses, registrations, exemptions, certificates of approval, and other authorizations which are required under applicable Environmental Laws for the ownership, use, and operation of the Purchased Assets and the Business (the "ENVIRONMENTAL PERMITS"); all such Environmental Permits are in effect; no appeal nor any other action is pending or to such Seller's knowledge, threatened to revoke any such Environmental Permit; such Seller has applied in a timely fashion for any renewal for such Environmental Permits that have expired; and such Seller is in compliance in all material respects with all terms and conditions of all such Environmental Permits;

                  (iii) there have been no Releases (as hereinafter defined), discharges, or spills of Contaminants (as hereinafter defined) by such Seller or, to the knowledge of such Seller, by others, individually or in the aggregate, in excess of any amount permitted by any Environmental Laws at such time at, on, under or from the Real Estate, or, to the knowledge of such Seller, migrating to the Real Estate from adjacent properties in either case that are reasonably likely to subject such Seller or Buyer to any material liability under applicable Environmental Laws, including, but not limited to, material liability for corrective action, restoration, remediation, compliance actions, response costs, natural resource damages, or tort damages;

                  (iv) neither such Seller nor, to the knowledge of such Seller, any of such Seller's predecessors have disposed of, transported, recycled, treated, handled, generated, or stored any Contaminants at any off-site location, or arranged for the same, in a manner that will or would reasonably be expected to result in any material liability to such Seller or Buyer under applicable Environmental Laws, including, but not limited to, material liability for corrective action, restoration, remediation, compliance actions, response costs, natural resource damages, or tort damages;

                  (v) there are no litigation, investigations, inquiries, rulings, orders, inspections, or citations pending, or to the knowledge of such Seller, threatened or contemplated by any Governmental Entity or other Persons with respect to the Purchased Assets, such Seller, or, to the knowledge of such Seller, prior owners, lessees, licensees, or other occupants, that allege that such Seller or any predecessors are in violation or otherwise would reasonably be expected to have material liability pursuant to Environmental Laws or in connection with Contaminants; and

                  (vi) none of the Purchased Assets has been or is being used by such Seller, or to the knowledge of such Seller, prior owners, lessees, licensees, or other occupants as a landfill or waste disposal site.

                  (b) AFDI has heretofore delivered to Buyer true and complete copies of all material environmental studies, audits, or assessments, which, to AFDI's knowledge, have been conducted or caused to be conducted whether internally or externally, or studies, audits, or assessments of occupational health and safety which have been made in the last five (5) years (and which are in AFDI's possession or control) relating to the Real Estate.

                  (c) The representations and warranties made in this Section
5.7 are the Sellers' exclusive representations and warranties relating to environmental matters.

         5.8 LABOR MATTERS.

         (a) SCHEDULE 5.8 lists all employees of such Seller, who on the date hereof perform services with respect to the Purchased Assets on a full-time or part-time basis (the "PURCHASED ASSET EMPLOYEES"), together with particulars of their salary, bonuses, commissions, position, location of employment, and length of service with such Seller, and if such employee is absent on workers' compensation or insurance, sick leave, short term disability or long term disability, pregnancy, maternity, parental, family responsibility, bereavement, education and training, or adoption leave, or any other approved or statutory leave of absence or layoff. SCHEDULE 5.8(a) indicates whether such employee's employment is subject to a written agreement.

                  (13) Except to the extent set forth in SCHEDULE 5.8:

                           (i) such Seller is not a party to or bound by any
collective bargaining agreement covering Purchased Asset Employees with any labor or trade union, labor organization, local or foreign organization or association of employees, or local or foreign branch of a national or international organization or association of employees that has as one of its purposes the regulation of relations between employers and employees through collective bargaining, or any other representative of employees ("UNION");

                           (ii) no Union claims to represent or has been
certified as bargaining agent for any Purchased Asset Employees;

                           (iii) such Seller has no knowledge of any current
Union organizing activities among the Purchased Asset Employees. There are no outstanding applications for certification or any other proceedings in which a Union is claiming or seeking exclusive authority to bargain collectively for any Purchased Asset Employees, nor, to the knowledge of Seller, have there been any such activities within the past twelve (12) months;

                           (iv) there is no unfair labor practice charge or
complaint with respect to the Purchased Asset Employees outstanding, pending, or to the knowledge of the Seller, threatened against or affecting such Seller, before the National Labor Relations Board or any similar state or foreign agency;

                           (v) there is no material grievance arising out of any
collective bargaining agreement or other grievance procedure applying to any Purchased Asset Employees;

                           (vi) there is no Labor Disturbance (as hereinafter
defined) outstanding, pending, or, to the knowledge of such Seller, threatened against, or affecting the Business or the Purchased Assets and there has not been any such Labor Disturbance during the past twelve (12) months;

                           (vii) neither such Seller nor any person acting on
behalf of or as a bargaining agent for such Seller, has received or sent notice to commence collective bargaining for the purposes of bargaining a collective bargaining agreement or revision or renewal of same, nor agreed to conduct collective bargaining with any Union on behalf of any Purchased Asset Employees;

                           (viii) there are no written personnel policies,
rules, or procedures applicable to Purchased Asset Employees, other than those set forth in SCHEDULE 5.8, true and correct copies of which have heretofore been delivered or made available to Buyer;

                           (ix) such Seller has at all times been in material
compliance with all obligations under any Employment Laws applicable to the Purchased Asset Employees. Such Seller is not liable for any material assessments, penalties or other sums for failure to comply with any Employment Laws with respect to any Purchased Asset Employees;

                           (x) such Seller has not received notice of the intent
of any federal, state, local, or foreign agency responsible for the enforcement of any Employment Laws to conduct an investigation with respect to or relating to the Purchased Asset Employees and, to such Seller's knowledge, no such investigation is in progress;

                           (xi) there are no claims outstanding, pending,
affecting, or, to the knowledge of such Seller, threatened against the Seller with respect to any Purchased Asset Employees before any other similar state or federal agency responsible for the prevention of discriminatory or unlawful employment practices;

                           (xii) with respect to the Purchased Assets, there are
no Claims outstanding, pending, affecting, or, to the knowledge of such Seller, threatened against such Seller, in any forum, by or on behalf of any present or former employee of such Seller, any applicant for employment, or classes of the foregoing, alleging breach of any actual, express or implied contract of employment, any Employment Laws, wrongful dismissal, or any other discriminatory, wrongful, or tortious conduct in connection with the employment relationship;

                           (xiii) there are no outstanding loans or advances
made or granted by such Seller to any Transferred Employee (as hereinafter defined), except for normal travel advances or in the ordinary course consistent with practice, all of which do not exceed $10,000;

                           (xv) the consummation of the transactions
contemplated by this Agreement and the other agreements contemplated herein will not entitle any Transferred Employee to pay in lieu of notice of termination, termination pay, severance pay, retirement allowance, retirement benefit, or any other payment under any written or oral agreement with such Seller;

                           (xvi) to the knowledge of such Seller, no current or
former Purchased Asset Employees have suffered any illness, disease, injury, or death by reason of having handled or becoming exposed to or otherwise having been harmed by any Contaminants or any substances which are designated substances, hazardous materials, or regulated biological chemical or physical agents pursuant to the Occupational Safety and Health Act or any regulations thereunder which may at any time up to the date hereof have been present at the workplace in the course of their employment by such Seller;

                           (xvii) all obligations of such Seller, whether
arising by operation of law, contract, past custom, or otherwise, for wages, salaries, remuneration, compensation bonuses, commissions, vacation and holiday pay, sick pay or leave, termination or severance pay or pay in lieu of notice of termination, and any other form of compensation payable to any current or former persons employed in the Business in respect of the services rendered by any of them have been paid or accrued; and

                           (xviii) such Seller has withheld all amounts required
by law to be withheld from payments made by it with respect to all current and former Purchased Asset Employees, including, without limitation, those with respect to income tax withholdings and employment or employment insurance premiums, and have remitted such amounts to the appropriate authorities within the times required by law.

                  (14) Except as set forth in SCHEDULE 5.8 there are no written employment agreements or contracts, services, agency or consulting agreements, retention agreements, bonus arrangements, or termination or severance agreements with any Transferred Employee or any independent contractors or outside vendors. Except as provided for by general principles of applicable law, to the knowledge of such Seller there are no oral employment agreements or contracts with any Transferred Employee which are not terminable by such Seller upon providing that period of notice (or at such Sellers' option, pay in lieu of notice) required by the applicable labor or employment standards legislation or by providing reasonable notice under common law.

         5.9 ERISA; BENEFIT PLANS. With respect to each employee benefit plan (as such term is defined in section 3(3) of ERISA) and each other material employee benefit plan, program or arrangement maintained, contributed to, or required to be contributed to by such Seller or any ERISA Affiliate as of the date hereof on account of current or former employees of the Business or with respect to which such Seller or any ERISA Affiliate, has any liability (each, a "BENEFIT PLAN"), except as disclosed in SCHEDULE 5.9:

                  (a) Each Benefit Plan that is intended to be qualified under section 401(a) of the Code has received a determination from the Internal Revenue Service that such Benefit Plan is so qualified, and to the knowledge of such Seller nothing has occurred since the date of such determination that would adversely affect the qualified status of such Benefit Plan.

                  (15) No Benefit Plan is or has been subject to Section 412 of the Code or Section 302 of ERISA. Such Seller has no obligation to contribute to, has not ever contributed to and does not have any other liability (now or that may arise) under or with respect to any multiemployer plan (as such term is defined in section 3(37) of ERISA) with respect to any current or former employee of the Business. Neither such Seller nor any ERISA Affiliate has any liability or potential liability under Title IV of ERISA or to the Pension Benefit Guaranty Corporation that would become a liability of the Buyer.

                  (16) Such Seller has no obligation to provide retiree medical or life insurance benefits to any currently retired or future retired or former employee of the Business other than pursuant to COBRA.

                  (17) Neither such Seller nor any ERISA Affiliate maintains a plan or other arrangement which would be reasonably expected to result in liability to Buyer for the payment to any employee or former employee of Seller or any ERISA Affiliate of any money or other property or rights or accelerate or provide any other rights or benefits to any employee or former employee of such Seller or any ERISA Affiliate as a result of the transactions contemplated by this Agreement, whether or not such payment would constitute a parachute payment within the meaning of Section 280G of the Code.

                  (18) For each Benefit Plan which is a multiemployer plan (as defined in Section 3(37) of ERISA) (which includes each welfare benefit plan which, pursuant to its trust agreement, contract, or otherwise, imposes any post-withdrawal liability or contribution obligations upon employers withdrawing from such plan) to which such Seller or any ERISA Affiliate has or has had, an obligation to contribute, such Seller has provided Buyer with a copy of the most recent letter from the administrator of the multiemployer plan (as defined in Section 3(37) of ERISA) setting forth the estimated withdrawal liability which would be imposed by the Benefit Plan if the Business, such Seller or any ERISA Affiliate were to withdraw from such Benefit Plan in a complete withdrawal, as of the most recently-available information, and the factors used to determine such estimate.

                  (b) Neither the Business, such Seller, nor any ERISA Affiliate, (i) has incurred a withdrawal (either complete or partial) (as defined in Section 4203 or 4205 of ERISA) from any multiemployer plan (as defined in Section 3(37) of ERISA), or (ii) has incurred a decline in contributions to any multiemployer plan (as defined in Section 4203 or 4205 of ERISA) such that, if the current rate of contributions continues, a seventy-percent decline in contributions (as defined in Section 4205 of ERISA) will occur within the next three plan years.

         5.10 CERTAIN CONTRACTS AND ARRANGEMENTS.

                  (a) Except for contracts, agreements, personal property leases, commitments, understandings or instruments which (i) are listed in
SCHEDULE 5.6 or SCHEDULE 5.10, or (ii) have been entered into in the ordinary course of business and do not involve obligations in excess of $25,000 individually, such Seller is not, as of the date hereof, a party to any written contract, agreement, personal property lease, commitment, understanding or instrument which is material to the Business or the Purchased Assets. Except as disclosed in SCHEDULE 5.10, each Assumed Agreement constitutes a valid and binding obligation of such Seller and constitutes a valid and binding obligation of the other parties thereto, is in full force and effect, and may be transferred to the Buyer pursuant to this Agreement and will continue in full force and effect thereafter, in each case without breaching the terms thereof or resulting in the forfeiture or impairment of any rights thereunder. Except as set forth in SCHEDULE 5.10, no Assumed Agreement has been modified or otherwise amended or, other than pursuant to its terms, terminated, extended or renewed.

                  (b) Such Seller is not in material breach of, or default under, any Assumed Agreement, except for any default or defaults of the type described in Section 365(b)(2) of the Bankruptcy Code. True and correct copies of the Assumed Agreements have been delivered to the Buyer, including all amendments or modifications thereto. SCHEDULE 5.10 contains a description of all material oral amendments or modifications of all of the Assumed Agreements which Assumed Agreements involve aggregate obligations on the part of the Seller in excess of $100,000.

                  (19) Except as disclosed in SCHEDULE 5.10, there is no contract, agreement or other arrangement granting any Person any preferential right to purchase any of the Purchased Assets.

                  (20) Except as disclosed in SCHEDULE 5.10, to such Sellers' knowledge, no other party to any Assumed Agreement is in material breach thereof or material default thereunder. Such Seller has not received any notice, nor does such Seller otherwise have knowledge, that any party to any Assumed Agreement intends to cancel, terminate or refuse to renew such Assumed Agreement or to exercise or decline to exercise any option or right thereunder.

         5.11 LEGAL PROCEEDINGS AND JUDGMENTS. Except as set forth in SCHEDULE 5.11, there are no claims, actions, proceedings or investigations pending or threatened against or relating to such Seller or any of the Purchased Assets before any court or other Governmental Entity acting in an adjudicative capacity. Except as set forth in SCHEDULE 5.11, such Seller is not subject to any outstanding judgment, rule, order, writ, injunction or decree of any court or other Governmental Entity.

         5.12 PERMITS. Such Seller has all material permits, licenses, franchises and other governmental authorizations, consents and approvals, other than with respect to Environmental Laws which are addressed in Section 5.7 (collectively, "PERMITS") necessary for the operation of the Business as presently conducted. SCHEDULE 5.12 sets forth a list of all Permits and Environmental Permits held by such Seller as of the date hereof and necessary for the operation of the Business as presently conducted (true and correct copies of which have been delivered to the Buyer).

         5.13 COMPLIANCE WITH LAWS. Such Seller is in compliance with all Permits, laws, statutes, orders, rules, regulations, ordinances, or judgments of any Governmental Entity applicable to it.

         5.14 TAXES. Except as disclosed in SCHEDULE 5.14:

                  (21) such Seller and each of such Seller's Affiliates have duly and timely filed all Tax Returns with respect to the Business and/or the Purchased Assets that they were required to file, and have paid all Taxes shown thereon as owing and all other Taxes otherwise due (including, without limitation, those relating to income, profits, franchise, sales, use, occupation, property, excise, ad valorem and payroll). All Tax Returns required to be filed by such Seller with respect to the Business and/or the Purchased Assets are true, correct, and complete. All monies required to be withheld by such Seller and each of such Seller's Affiliates (including from employees of the Business for income Taxes and social security and other payroll Taxes) with respect to the Business and/or the Purchased Assets have been collected or withheld, and either paid to the respective taxing authorities, set aside in accounts for such purpose, or accrued, reserved against and entered upon the books of the Business. There are no liens with respect to Taxes upon the Purchased Assets, except for statutory liens with respect to Taxes not yet due. No tax deficiencies have been determined nor proposed tax assessments charged relating to the Business and/or the Purchased Assets. No Internal Revenue Service or other governmental taxing authority audit relating to the Business or the Purchased Assets is pending or, to such Seller's knowledge, threatened, and the results of any completed audits are properly reflected in the Seller Reports. Neither such Seller nor any of such Seller's Affiliates have waived, extended or been requested to waive or extend any statute of limitations in respect of Taxes associated with the Business and/or the Purchased Assets.

                  (22) None of the Purchased Assets is (i) an asset or property that is or will be required to be treated as being owned by any other person pursuant to the so-called "safe harbor lease" provisions of former Section 168(f)(8) of the Internal Revenue Code of 1986, as amended and in effect immediately before the enactment of the Tax Reform Act of 1986, or (ii) tax-exempt use property within the meaning of Section 168(h)(1) of the Code.

                  (23) Such Seller is not a person other than a United States person within the meaning of the Code.

                  (24) Such Seller, with respect to the Business or the Purchased Assets, has not made any payments, is not obligated to make any payments and is not a party to any agreement that could obligate it to make any payments, that will not be fully deductible under Sections 162(m) or 280G of the Code (or any similar provision of foreign, state or local law).

         5.15 PERSONAL PROPERTY. Except as set forth in SCHEDULE 5.15, all of the machinery, equipment, vehicles, and other tangible personal property which constitute personal property and are a part of the Purchased Assets, or which are leased by such Seller pursuant to an Assumed Agreement, are (i) in the exclusive possession and control of such Seller; (ii) in compliance with the material terms and conditions of all Assumed Agreements relating thereto; (iii) in good operating condition and repair for assets of their type, usage, and age, free from any material defects, and are usable in the ordinary course of business, except for ordinary wear and tear; and (iv) are operated in all material respects in conformity with all applicable laws, rules, regulations, and ordinances, including, without limitation, all applicable building and zoning laws, ordinances, and regulations.


         5.16 INTELLECTUAL PROPERTY.

                  (a) SCHEDULE 5.16 sets forth a true and complete list of all
(i) patents and patent applications, registered trademarks and trademark applications, registered copyrights and copyright applications and domain names included in the Seller Owned Intellectual Property; (ii) in summary form, Seller Software; (iii) material Seller Licenses, other than licenses of commercial off-the-shelf, shrink-wrap or click-wrap software; and (iv) in summary form, other material Intellectual Property included in the Seller Owned Intellectual Property. Except as set forth in SCHEDULE 5.16, the Seller has not granted any license or other right to any third party with respect to the material Seller Owned Intellectual Property or the material Seller Licensed Intellectual Property, other than licenses of Seller Software to its customers for use in the ordinary course of business.

                  (25) Except as disclosed in SCHEDULE 5.16, such Seller is the owner of the entire and unencumbered right, title, and interest in and to each material item of the Seller Owned Intellectual Property, subject only to the terms of the Seller Licenses. Such Seller is entitled to use the Seller Owned Intellectual Property and the Seller Licensed Intellectual Property in the operation of the Business as currently conducted in a manner consistent with past practices. The material Seller Owned Intellectual Property and, to the knowledge of such Seller, the material Seller Licensed Intellectual Property have not been adjudged invalid or unenforceable in whole or part. The consummation of the transactions contemplated by this Agreement and the other agreements contemplated herein will not result in the termination or impairment of any material Seller Owned Intellectual Property or material Seller Licensed Intellectual Property.

                  (26) Except as disclosed in SCHEDULE 5.16, (i) the operation of the Business as currently conducted and the use of the Seller Owned Intellectual Property and the Seller Licensed Intellectual Property in connection therewith does not conflict with, infringe, misappropriate or otherwise violate the Intellectual Property of any third party; (ii) no actions have been asserted, are pending or, to the knowledge of such Seller, are threatened against such Seller (A) alleging any of the foregoing, (B) based upon or challenging or seeking to deny or restrict the use by such Seller of any of the Seller Owned Intellectual Property or the Seller Licensed Intellectual Property, or (C) alleging that the Seller Licenses are in conflict with the terms of any license or other agreement; and (iii) to the knowledge of such Seller, no third party is engaging in any activity that infringes, misappropriates or otherwise violates the Seller Owned Intellectual Property or the Seller Licensed Intellectual Property.

                  (27) Except as disclosed in SCHEDULE 5.16, such Seller has delivered to the Buyer correct and complete copies of all the material agreements included in the Seller Licenses, other than licenses of commercial off-the-shelf, shrink-wrap or click-wrap software. With respect to each such agreement:

                           (i) such agreement is valid and binding and in full
force and effect and represents the entire agreement between the respective parties with respect to the subject matter of such agreement;

                           (ii) such agreement will not cease to be valid and
binding and in full force and effect on terms identical to those currently in effect as a result of the consummation of the transactions contemplated by this Agreement and the other agreements contemplated herein, nor will the consummation of the transactions contemplated by this Agreement and the other agreements contemplated herein constitute a breach or default under such agreement or otherwise give the other party to such agreement a right to terminate, materially modify or accelerate such agreement;

                           (iii) such Seller has not (A) received any notice of
termination or cancellation under such agreement, (B) received any notice of breach or default under such agreement, which breach has not been cured, or (C) granted to any other third party any rights, adverse or otherwise, under such agreement that would constitute a breach of such agreement; and

                           (iv) such Seller is not and, to the knowledge of such
Seller, no other party to such agreement is in breach or default thereof in any material respect, and no event has occurred that, with notice or lapse of time, would constitute such a breach or default or permit termination, modification or acceleration under such agreement.

                  (28) Except as would not reasonably be expected to have a Material Adverse Effect, (i) such Seller has taken steps in accordance with normal industry practice to maintain the confidentiality of its trade secrets and other confidential Intellectual Property; and (ii) to the knowledge of such Seller, (A) there has been no misappropriation of any trade secrets or other confidential Intellectual Property of such Seller by any person, (B) no employee, independent contractor or agent of such Seller has misappropriated any trade secrets of any other person in the course of such performance as an employee, independent contractor or agent, and (C) no employee, independent contractor or agent of such Seller is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of Intellectual Property.

                  (29) Except as would not reasonably be expected to have a Material Adverse Effect, all Seller Systems are Year 2000 Compliant. For purposes hereof, "SELLER SYSTEMS" shall mean all computer, hardware, Software, systems, and equipment (including embedded microcontrollers in non-computer equipment) that are embedded within or required to operate the equipment and current products of the Seller, or are material or necessary to carry on the Business as currently conducted. For purposes hereof, "YEAR 2000 COMPLIANT" means that the Seller Systems provide uninterrupted millennium functionality in that the Seller Systems will record, store, process and present calendar dates falling in year 2000 (including, without limitation, February 29, 2000), in the same manner and with the same accuracy and functionality as the Seller Systems record, store, process, and present calendar dates falling on or before December 31, 1999.

         5.17 AFFILIATE RELATIONS. Except as set forth in SCHEDULE 5.17, no officer, director, stockholder, Affiliate, or associate of such Seller has any direct, indirect, or beneficial ownership of any real or personal property which is in any way involved with or related to the conduct of the Business or the Purchased Assets to be conveyed pursuant to the terms of this Agreement.

                                   ARTICLE VI
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

         As an inducement to Sellers to enter this Agreement and to consummate the transactions contemplated hereby, the Buyer represents and warrants to the Sellers as follows:

         6.1 ORGANIZATION. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as is now being conducted.

         6.2 AUTHORITY RELATIVE TO THIS AGREEMENT. The Buyer has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Buyer and except for the approval of the Board of Directors of Wal-Mart Stores, Inc. (which approval the Buyer has obtained prior to the date hereof) no other corporate proceedings on the part of the Buyer are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Buyer, and assuming that this Agreement constitutes a valid and binding agreement of the Sellers, constitutes a valid and binding agreement of the Buyer, enforceable against the Buyer in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally or general principles of equity.

         6.3 CONSENTS AND APPROVALS; NO VIOLATION. Except as set forth in
SCHEDULE 6.3, and other than obtaining the governmental consents and approvals required to be obtained pursuant to Section 8.2(c), neither the execution and delivery of this Agreement by the Buyer nor the purchase by the Buyer of the Purchased Assets and the assumption by the Buyer of the Assumed Obligations pursuant to this Agreement will (i) conflict with or result in any breach of any provision of the Articles of Incorporation or By-Laws (or other similar governing documents) of the Buyer, (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any

Governmental Entity (the "BUYER REQUIRED REGULATORY APPROVALS"), except for such consents, approvals, orders or authorizations, licenses or permits, filings or notices the failure of which to obtain would not have a Buyer Material Adverse Effect, (iii) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, agreement, lease or other instrument or obligation to which the Buyer is a party or by which any of their respective assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained, and except for such breaches or defaults that would not have a material adverse effect on Buyer's ability to consummate the transactions contemplated hereby (a "BUYER MATERIAL ADVERSE EFFECT ").

         6.4 AVAILABILITY OF FUNDS. The Buyer will have sufficient funds available to it on the Closing Date to pay the Purchase Price.

                                   ARTICLE VII
                            COVENANTS OF THE PARTIES

         7.1 CONDUCT OF BUSINESS. Except as described in SCHEDULE 7.1 and except as required by the Bankruptcy Court or contemplated by the Transition Funding Agreement, during the period from the date of this Agreement to the Closing Date, the Sellers will operate the Purchased Assets and the Business in the usual, regular and ordinary course and shall use all commercially reasonable efforts to preserve intact the Business and the Purchased Assets (taking into account each of the Seller's current status as a filer under Chapter 11 of the Bankruptcy Code), and endeavor to preserve the goodwill and relationships with customers, suppliers and others having business dealings with the Business. Without limiting the generality of the foregoing, and, except as contemplated in this Agreement or as described in SCHEDULE 7.1, prior to the Closing Date, without the prior consent of the Buyer (which consent shall not be unreasonably withheld), no Seller shall with respect to the Purchased Assets or the Business:

                           (i) except for Permitted Encumbrances, create, incur,
assume or suffer to exist any Encumbrance upon any of the Purchased Assets;

                  (1) assume, guarantee, endorse or otherwise become directly liable or responsible (whether directly or indirectly, contingently or otherwise) for the obligations of any Person;

                           (ii) make any material change in the levels of
inventory customarily maintained by such Seller with respect to the Business, or allow any material change in the level of inventory held by Tricon for use in the Business;

                           (iii) sell, lease (as lessor), transfer or otherwise
dispose of, any of the Purchased Assets, other than in the ordinary course of business;

                  (2) other than in the ordinary course of business and except as provided in Subsection 7.1(xiii), terminate, extend, renew or otherwise amend any of the Assumed Agreements or waive any material default by, or release, settle or compromise any material claim against, any other party thereto;

                  (3) grant severance or termination pay to any present or former director, officer or employee which would be the responsibility of the Buyer;

                  (4) enter into any collective bargaining agreement;

                  (5) establish or increase any bonus, severance, deferred compensation, pension, retirement, profit sharing, stock option (including the granting of stock options, stock appreciation rights, performance awards or restricted stock awards), stock purchase or other employee benefit plan, or otherwise increase the compensation payable to or to become payable to any officers, directors or employees of such Seller, except (A) in the case of salary, in the ordinary course of business, (B) in the case of bonuses, any retention bonus for which such Seller is currently seeking (or prior to Closing begins to seek) Bankruptcy Court approval or (C) in any other case described above as may be required by applicable law or applicable employment agreement in existence as of the date hereof;

                  (6) assign or reject any Assumed Agreement;

                           (iv) hire, or enter into any employment agreement
with, any employee, except for any employee who receives a salary not in excess of $70,000;

                           (v) fail to take any action or make any payment
necessary to prevent the loss or abandonment of any material Seller Owned Intellectual Property or Seller Licenses, and shall not authorize any activities or consent to any matters that limit or modify rights in the same;

                           (vi) enter into any written or oral contract,
agreement, commitment or arrangement with respect to any of the transactions set forth in the foregoing paragraphs (i) through (xi); or

                           (vii) terminate, modify, extend, renew or otherwise
amend, or permit pursuant to its terms to be amended, terminated, extended or renewed, any Assumed Agreement; PROVIDED, that, if such action is taken with the written consent of the Buyer, then all of the benefits and obligations arising from that action will be apportioned equitably between such Seller and Buyer such that the benefits and obligations attributable to Buyer and such Seller relate to the period of time that the Business is owned by Buyer or such Seller during the time that such Assumed Agreement, as modified, extended, renewed or otherwise amended, is in effect.

         7.2 ACCESS TO INFORMATION. (a) Between the date of this Agreement and the Closing Date, each Seller will, during ordinary business hours and upon reasonable notice and at the Buyer's request (i) give the Buyer and the Buyer Representatives reasonable access to all books, records, plants, offices and other facilities and properties constituting the Business or the Purchased Assets; (ii) permit the Buyer to make such reasonable inspections thereof as the Buyer may reasonably request; (iii) furnish the Buyer with such financial and operating data and other information with respect to the Business or the Purchased Assets; (iv) furnish the Buyer a copy of each material report, schedule or other document filed or received by such Seller with respect to the Business or the Purchased Assets; PROVIDED, HOWEVER, that (A) any such investigation shall be conducted in such a manner as not to interfere unreasonably with the operation of the Business, (B) such Seller shall not be required to take any action which would constitute a waiver of the attorney-client privilege and (C) such Seller need not supply the Buyer with any information which such Seller is under a legal obligation not to supply. Seller agrees that the Buyer shall have the right to attempt to obtain from the landlords identified on SCHEDULE 7.2(a) the Landlord Estoppel Certificate attached hereto as Exhibit O (the "LANDLORD ESTOPPEL CERTIFICATE").

                  (b) The Buyer and AFDI acknowledge that each is subject to the Confidentiality Agreement. All information furnished to or obtained by the Buyer and the Buyer Representatives pursuant to this Section 7.2 shall be subject to the provisions of the Confidentiality Agreement and shall be treated as Materials or Highly Confidential Materials (as the case may be) for all purposes of the Confidentiality Agreement.

                  (c) For a period of twenty-four (24) months after the Closing Date (the "TRANSITION PERIOD"), each party and their representatives shall have reasonable access to, and each shall have the right to photocopy, all of the books and records relating to the Business or the Purchased Assets, including all Transferring Employee Records or other personnel and medical records required by law, legal process or subpoena, in the possession of the other party to the extent that such access may reasonably be required by such party in connection with the Assumed Obligations or the Excluded Obligations, or other matters relating to or affected by the operation of the Business and the Purchased Assets. During the Transition Period, and only to the extent that Buyer's operation of the Business is not interrupted in any material respect, the Buyer agrees to provide the Sellers and any Seller Representatives, during ordinary business hours and upon reasonable notice and at any Seller's request, with reasonable access to employees of the Buyer for purposes of winding down the estates of the Sellers. Such access shall be afforded by the party in possession of such books and records upon receipt of reasonable advance notice and during normal business hours; PROVIDED, HOWEVER, that (A) any such investigation shall be conducted in such a manner as not to interfere unreasonably with the operation of the business of any party or its affiliates,
(B) no party shall be required to take any action which would constitute a waiver of the attorney-client privilege and (C) no party need supply the other party with any information which such party is under a legal obligation not to supply. The party exercising this right of access shall be solely responsible for any costs or expenses incurred by it pursuant to this Section 7.2(c). If the party in possession of such books and records shall desire to dispose of any such books and records upon or prior to the expiration of such period, such party shall, prior to such disposition, give the other party a reasonable opportunity at such other party's expense, to segregate and remove such books and records as such other party may select.

         7.3 EXPENSES; TRANSITION FUNDING AGREEMENT. Except to the extent specifically provided herein, whether or not the transactions contemplated hereby are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such costs and expenses. Notwithstanding the foregoing, Buyer and AFDI agree that as soon as practicable after the date hereof (but in no event later than the date on which the Bid Procedures Order is entered), the Buyer and AFDI shall enter into a Transition Funding Agreement in form and substance substantially the same as that attached hereto as EXHIBIT M.

         7.4 FURTHER ASSURANCES. (a) Subject to the terms and conditions of this Agreement, each of the parties hereto will use commercially reasonable efforts (in the case of each Seller, taking into account its status as a filer under Chapter 11 of the Bankruptcy Code) to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the sale of the Business and the Purchased Assets pursuant to this Agreement, including, without limitation, using commercially reasonable efforts to ensure satisfaction of the conditions precedent to each party's obligations hereunder. None of the parties hereto will, without prior written consent of the other parties, take any action which would reasonably be expected to prevent or materially impede, interfere with or delay the transactions contemplated by this Agreement or the other agreements contemplated herein. From time to time on or after the Closing Date, each Seller will, at its own expense, execute and deliver such documents to the Buyer as the Buyer may reasonably request in order to more effectively vest in the Buyer such Seller's title to the Purchased Assets subject to Permitted Encumbrances and SCHEDULE
5.5. From time to time after the date hereof, the Buyer will, at its own expense, execute and deliver such documents to the Seller as such Seller may reasonably request in order to more effectively consummate the sale of the Business and, at such Sellers' expense, the Purchased Assets and the assumption of the Assumed Obligations pursuant to this Agreement and such Seller's preparation of Tax Returns.

                  (b) In the event that any Purchased Asset shall not have been conveyed to the Buyer at the Closing, each Seller shall, subject to Section 7.4(c), use commercially reasonable efforts (taking into account such Seller's status as a filer under Chapter 11 of the Bankruptcy Code) to convey such asset to the Buyer as promptly as is practicable after the Closing.

                  (c) Subject to the Bankruptcy Code and the terms set forth in the Sale Order, to the extent that any Sellers' rights under any Assumed Agreement may not be assigned without the consent of another Person, which consent has not been obtained, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful and such Seller shall use its commercially reasonable efforts (without being required to make any payment to any third party or to incur any economic burden and taking into account such Sellers' status as a filer under Chapter 11 of the Bankruptcy Code) to obtain any such required consent(s) as promptly as possible, and the Buyer agrees to cooperate with such Seller in its efforts to obtain any such consent (including the submission of such financial or other information concerning the Buyer and the execution of any assumption agreements or similar documents reasonably requested by a third party) without being required to make any payment to any third party or to incur any economic burden. If such consents are not obtained, each applicable Seller shall at the Closing enter into such arrangements as Buyer may reasonably request (taking into account such Seller's status as a filer under Chapter 11 of the Bankruptcy Code) in order to fairly compensate Buyer for the loss of, or to provide the Buyer the benefit of, any such Assumed Agreement.

         7.5 PUBLIC STATEMENTS. Prior to the Closing Date, the parties shall consult with each other prior to issuing any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby and shall not issue any such public announcement, statement or other disclosure prior to such consultation, except as may be required by law or stock exchange rules and except that the parties may make public announcements, statements or other disclosures with respect to this Agreement and the transactions contemplated hereby to the extent and under the circumstances in which the parties are expressly permitted by the Confidentiality Agreement to make disclosures of Materials.

         7.6 CONSENTS AND APPROVALS. (a) As soon as is reasonably practicable following the date of this Agreement, AFDI and the Buyer shall each file or cause to be filed with the Federal Trade Commission and the United States Department of Justice any notifications required to be filed under the HSR Act and the rules and regulations promulgated thereunder with respect to the transactions contemplated hereby. The parties shall consult with each other as to the appropriate time of filing such notifications and shall use their commercially reasonable best efforts to make such filings at the agreed upon time, to respond promptly to any requests for additional information made by either of such agencies, and to cause the waiting periods under the HSR Act to terminate or expire at the earliest possible date after the date of filing.

                  (b) AFDI and the Buyer shall cooperate with each other and use commercially reasonable efforts to (i) promptly prepare and file all necessary documentation, (ii) effect all necessary applications, notices, petitions and filings and execute all agreements and documents, (iii) obtain the transfer or reissuance to the Buyer of all necessary Transferable Permits, consents, approvals and authorizations of all Governmental Entities, including, but not limited to, taking all structural corporate actions necessary to consummate the transaction in a timely manner and (iv) obtain all necessary consents, approvals and authorizations of all other parties, in the case of each of the foregoing clauses (i), (ii) and (iii), necessary or advisable to consummate the transactions contemplated by this Agreement (including, without limitation, the Seller Required Regulatory Approvals and the Buyer Required Regulatory Approvals) or required by the terms of any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument to which AFDI or the Buyer is a party or by which any of them is bound. AFDI and the Buyer each shall have the right to review in advance all characterizations of the information relating to it or the transactions contemplated by this Agreement which appear in any filing made in connection with the transactions contemplated hereby.

                  (c) AFDI and the Buyer shall cooperate with each other and promptly prepare and file notifications with, and request Tax clearances from, state and local taxing authorities in jurisdictions in which a portion of the Purchase Price may be required to be withheld or in which the Buyer would otherwise be liable for any Tax liabilities of AFDI pursuant to such state and local Tax law.

         7.7 FEES AND COMMISSIONS. Each of the Sellers and the Buyer will pay to the others or otherwise discharge, and will indemnify and hold the others harmless from and against, any and all claims or liabilities for all brokerage fees, commissions and finder's fees incurred by reason of any action taken by such party.

         7.8 TAX MATTERS. The Buyer and the Sellers shall provide the other with such assistance as may reasonably be requested by the other parties in connection with the preparation of any Tax Return, any audit or other examination by any taxing authority, or any judicial or administrative proceedings relating to liability for Taxes, and each will retain and provide the requesting party with any records or information which may be relevant to such return, audit or examination, proceedings or determination. Buyer and Sellers will each provide the other parties with any final determination of any such audit or examination, proceeding or determination that affects any amount required to be shown on any Tax Return of the other party for any period. Without limiting the generality of the foregoing, each of Buyer and each Seller will retain, until the expiration of the applicable statutes of limitation (including any extensions thereof) copies of all Tax Returns, supporting work schedules and other records relating to Tax periods or portions thereof ending on or prior to the Closing Date. Any information obtained pursuant to this
Section 7.8 or pursuant to any other Section hereof providing for the sharing of information or review of any Tax Return or other schedule relating to Taxes shall be kept confidential by the parties hereto.

         7.9 SCHEDULES; SUPPLEMENTS TO SCHEDULES. The listing of any item on any particular disclosure schedule shall be effective as a disclosure on any other relevant disclosure schedule (whether or not specifically listed on such other disclosure schedule) and therefore as an exception or modification of any representation and warranty pertaining to such other disclosure schedule but only if it is reasonably apparent that such disclosed item also pertains to the subject matter relating to such other disclosure schedule, provided that the applicable Seller made a good faith effort to accurately list on each schedule any relevant items and to carefully cross-reference where appropriate. At all times prior to and including the Closing Date, the applicable Seller shall promptly provide Buyer with written notification of any event, occurrence, or other information of any kind whatsoever which in any material way affects the continued truth, correctness, or completeness of any representation or warranty made by such Seller in this Agreement, the Schedules, the Appendices or the Exhibits hereto, or would cause any of the conditions to any party's obligations to consummate the transactions contemplated by this Agreement and the other agreements contemplated herein not to be fulfilled ("SCHEDULE UPDATES"). All such written notifications shall specifically identify any and all of the representations or warranties affected by the event, occurrence, or information that necessitated the giving of such notice. Notwithstanding the foregoing, the Schedule Updates shall not be given effect for the purpose of determining the truth and accuracy of the representations and warranties contained herein or the satisfaction of the conditions precedent to the obligations of Buyer contained in Article 8 of this Agreement.

         7.10   TRANSFERRED EMPLOYEES; SEVERANCE.

                  (a)(i) Immediately prior to the Closing Date, all employees of any Seller relating to the Purchased Assets who are to be hired by Buyer shall have their employment terminated by such Seller, and Buyer shall offer employment with Buyer, conditional upon the Closing, to such of the hourly/non-exempt and salaried exempt employees relating to the Purchased Assets as determined by Buyer in its sole discretion, and listed on Appendix 7.10 (which shall be delivered by Buyer to Seller at least fifteen (15) days prior to Closing Date). Prior to the Closing Date, letters which have been approved by AFDI and its counsel will be distributed to such active employees inviting them to apply for consideration for employment and said letters will generally describe wages, benefits, and other terms and conditions offered by Buyer.

                  (ii) Employees relating to the Purchased Assets to whom Buyer offers employment and who accept Buyer's offer of employment are hereinafter referred to collectively as "Transferred Employees," and individually as a "Transferred Employee."

                  (iii) Following the Closing Date, the Transferred Employees shall become employees of Buyer immediately as of the date such Transferred Employee accepts an offer of employment from Buyer. Nothing in this Agreement is intended to, nor does it, confer any rights and privileges upon any person not a party to this Agreement.

                  (b) (i) Subject to Section 9.1(a), and except in such cases as are caused by the actions or omissions of the Buyer, each Seller shall be solely responsible for all losses, and shall indemnify and hold harmless Buyer from all losses to the extent arising from or attributable to periods on or before or relating to any inquiries, investigations, claims, lawsuits, or actions of any kind or any other proceedings which occur on or before the Closing Date or which relate to or are incurred or attributable to periods on or before the Closing Date (whether by any person or any Governmental Entity) (a "CLAIM" or "CLAIMS") by or on behalf of any person who at or prior to the Closing are or were employees of such Seller or any ERISA Affiliate, whether such losses are asserted or paid before or after the Closing Date (but, for the avoidance of doubt, only to the extent such losses are incurred on or attributable to periods prior to the Closing Date), in respect of:

                  (A) any matter regarding wages, salaries, bonuses, commissions, hours of work, vacations or vacation pay, holidays or holiday pay, sick leave, personal days, pension or other employee benefits, worker's compensation, income tax withholdings, employment or unemployment insurance, employer health tax, human rights, pay equity, occupational health and safety, employment standards, employment equity, or arising under any Employment Laws provision generally (collectively, a "LABOR RELATIONS MATTER"), to the extent incurred on or attributable to periods prior to the Closing Date;

                  (B) any strike, cessation of work, refusal to work or to continue to work by employees in combination or in concert, or in accordance with a common understanding, or a slow-down or other concerted activity on the part of employees designed to restrict or limit output, or any lock-out, closing of place of employment, suspension of work or refusal by such Seller to continue to employ any employees, or any other disturbance or dispute involving employees (collectively, "LABOR DISTURBANCE") which occurs on or is attributable to periods prior to the Closing Date;

                  (C) severance pay and similar obligations (but not including liabilities for accrued vacation days and accrued personal days with respect to Transferred Employees, which liabilities the Buyer and the Sellers acknowledge are Assumed Obligations) (collectively, "TERMINATION COSTS") relating to the termination of any employee's employment, any break in service, or any other event entitling someone to payment for such benefits (a "TERMINATION") in any case arising from a Termination on or prior to the Closing Date; and

                  (D) severance, retention, termination, indemnity, and payments in lieu of notice and related payments (including continuation of benefits), payable to any Transferred Employee arising by reason of any termination or constructive termination of such Transferred Employee by the Seller, including any of the foregoing, based upon any Transferred Employee's service prior to and after the Closing Date pursuant to any arrangement entered into by any Seller (but for the avoidance of doubt, not including any of the foregoing based upon any Transferred Employee's service prior to or after the Closing Date pursuant to any agreements or arrangements made by Buyer with any Transferred Employee prior to, on or after the Closing Date).

         (ii) Without limiting the generality of the foregoing, each Seller covenants and agrees that:

                  (A) in the event that Buyer incurs any losses with respect to any Claims relating or attributable to any Employment Law or is required to reinstate any current or former employee who made or filed such a Claim relating to periods at or prior to the Closing Date, such Seller shall reimburse Buyer for all losses associated with such Claims and the resolution thereof, whether by settlement or adjudication, of same; and

                  (B) in the event that Buyer incurs any losses of any kind in connection with any Labor Disturbance or Labor Relations Matter to the extent relating or attributable to periods at or prior to the Closing Date regarding any current or former employee of the Seller, Seller shall reimburse Buyer for all losses of any kind associated with such Labor Disturbances or Labor

Relations Matter relating or attributable to periods at or prior to Closing and the resolution of same, whether by settlement or adjudication, of same.

                  (c) Buyer covenants and agrees that, subject to the Closing, it shall be solely responsible for and shall indemnify and hold harmless Seller from:

                  (i) all liabilities, obligations, or costs with respect to each Transferred Employee to the extent such liabilities, obligations, or costs attributable to periods of employment after the Closing Date; and

                  (ii) except as set forth in Section 7.10(b)(i)(C) and (D) above, all Termination Costs which are incurred after the Closing Date in respect of any Transferred Employee.

                  (d) No assets or liabilities with respect to Transferred Employees shall be transferred, as a result of this Agreement, from any of the Benefit Plans applicable to employees in the Business to any plan established by Buyer, and Seller shall retain all obligations to fund or otherwise provide benefits accrued by Transferred Employees under such Benefit Plans for periods on or prior to the Closing Date.

                  (e) Except as otherwise provided in this Agreement, each Seller shall retain and remain fully responsible for, and Buyer shall not assume, any liabilities and obligations of such Seller to the extent relating to employee benefits attributable to periods on or prior to the Closing Date. Without limiting the generality of the foregoing, Seller shall retain, and Buyer shall not assume, obligations and liabilities with respect to any Benefit Plans listed on SCHEDULE 5.9 and any agreements, arrangements, or contracts listed on
SCHEDULE 5.10 relating to the Transferred Employees, or with respect to any other employee benefit plans, programs, or arrangements for any other present, former, or retired employees of Seller, including, without limitation, liabilities and obligations for retiree benefits.

                  (f) Nothing in this Agreement shall impair Buyer's right to hire employees other than the Transferred Employees.

                  (g) After the Closing Date, each Transferred Employee shall become eligible to be a participant in such employee benefit plans or arrangements as may be provided by Buyer (such plans, programs, and arrangements, the "BUYER PLANS") and for which such Transferred Employee is eligible under the terms and conditions of such Buyer Plans. The Buyer Plans, which are pension plans (as defined in Section 3(2) of ERISA), shall consider Transferred Employees' service with the Seller prior to the Closing Date as employment with the Buyer for purposes of eligibility and vesting, but not for purposes of benefit accrual. In addition, the Buyer Plans which are "employee welfare benefit plans" (as such term is defined in Section 3(1) of ERISA) shall waive any limitations as to preexisting conditions to the extent required by the Health Insurance and Portability and Accountability Act of 1996, as amended. Buyer Plans which provide vacation, sick leave or paid personal day benefits shall recognize the Transferred Employees' service with the Seller determined as of the Closing Date for the purposes of determining eligibility for and entitlement to such benefits. Except as otherwise provided in this Agreement, Seller shall remain fully responsible for providing benefits under any of its Benefit Plans, including benefits with respect to all claims incurred, arising out of or attributable to events or circumstances to the extent occurring on or before the Closing. Without limiting the generality of the foregoing, with respect to any disability benefits, Seller shall remain responsible for payment and shall indemnify Buyer for (i) any and all benefits (regardless of whether payment is required to be made after the Closing) for any individual other than a Transferred Employee, and (ii) any losses incurred by Buyer arising out of Buyer's not employing any employee.

                  (h) Notwithstanding anything contained herein, Buyer shall not be obligated to provide retiree health or other benefits to any retired employee of Seller.

                  (30) Each Seller agrees to timely perform and discharge all requirements under the WARN Act to the extent applicable and under applicable state and local laws and regulations for the notification of its employees arising from the sale of the Purchased Assets and the Business to the Buyer up to and including the Closing Date for those employees who will become Transferred Employees effective as of the Closing Date. After the Closing Date, the Buyer shall be responsible for performing and discharging all requirements under the WARN Act and under applicable state and local laws and regulations for the notification of its employees with respect to the Purchased Assets and the Business.

                  (31) Each Seller shall be responsible for all COBRA obligations related to employees of Seller or any ERISA Affiliate who do not become Transferred Employees, and with respect to Transferred Employees who elect COBRA coverage under any Benefit Plans.

         7.11 LITIGATION SUPPORT. In the event and for so long as any party is actively contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or any of the other agreements contemplated herein or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving any Seller or the Purchased Assets, the other parties will reasonably cooperate with the contesting or defending party and its counsel in the contest or defense, make available its personnel, and provide such testimony and access to its books and records as shall be reasonably necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending party (unless the contesting or defending party is entitled to indemnification therefor under Section 9.1 hereof).

         7.12 NOTIFICATION. Each Seller shall notify Buyer and keep it advised of the occurrence of (i) any litigation or administrative proceeding pending or, to the knowledge of such Seller, threatened against such Seller; (ii) any material damage or destruction of any of the Purchased Assets; and (iii) any Material Adverse Effect. Buyer shall notify AFDI and keep it advised of the occurrences, of any

Buyer Material Adverse Change or any material adverse change in the financial condition, result of operations, assets, business of Buyer.

         7.13 SUBMISSION FOR BANKRUPTCY COURT APPROVAL.

                  (a) No later than two (2) Business Days after AFDI receives satisfactory evidence that (i) the requisite number of franchisees have executed and delivered the Pizza Hut/KFC Franchisee Agreement Amendment and, as applicable, the Taco Bell Franchisee Agreement Amendment and (ii) Tricon has executed and delivered the Tricon Extension, AFDI (on behalf of the Sellers) shall file with the Bankruptcy Court a motion, supporting papers, notices, and a proposed procedures order, substantially in the form of the order attached hereto as EXHIBIT D, seeking the Bankruptcy Court's approval of this Agreement (including, without limitation, the Termination Payment (as hereinafter defined)), and observance and performance of such terms by Sellers and Buyer during the pendency of the Chapter 11 Case (the "BID PROCEDURES ORDER"). The parties hereto shall use their respective best efforts to obtain the entry of the Bid Procedures Order within fourteen (14) days after the motion with respect thereto is filed with the Bankruptcy Court. The Sellers' obligations pursuant to this Section 7.13 shall not be affected by its receipt, on or prior to any hearing before the Bankruptcy Court or the Bid Procedures Order, of an Alternative Offer.

                  (1) As soon as is practicable after the date hereof and most likely in connection with the filing of the Bid Procedures Order, AFDI (on behalf of the Sellers) shall file with the Bankruptcy Court a motion, supporting papers, notices, and a form of sale order, substantially in the form of the order attached hereto as EXHIBIT E (or a Confirmation Order incorporating the terms of such form of sale order) seeking the Bankruptcy Court's approval of this Agreement, Sellers' performance under this Agreement, assumption and assignment of the Assumed Agreements and Assumed Obligations, and Sellers' retention of the Excluded Assets (the "SALE ORDER"). Subject to the provisions of the Bid Procedures Order, AFDI shall attempt to obtain entry of the Sale Order as soon as practicable, it being agreed and understood that AFDI shall have the right in its sole discretion to extend the entry of the Sale Order until November 15, 2000.

                  (2) AFDI shall provide Buyer with copies of all motions, applications, and supporting papers prepared by AFDI (including forms of orders and notices to interested parties) relating to Buyer or the transactions contemplated by this Agreement and the other agreements contemplated herein prior to the filing thereof in the Chapter 11 Case.

                  (3) AFDI shall give appropriate notice, and provide appropriate opportunity for hearing, to all parties entitled thereto, of all motions, orders, hearings, or other proceedings relating to this Agreement or the transactions contemplated hereby.

         7.14 RELEASE OF LIENS. The parties acknowledge and agree that (i) the sale and transfer of the Purchased Assets shall be a sale under Section 363 of the Bankruptcy Code, free and clear of all Encumbrances (except for Permitted Encumbrances), with all such Encumbrances attaching to the proceeds of such sale pursuant to Section 363 of the Bankruptcy Code, and (ii) that the Sale Order shall provide that upon the consummation of the sale transaction contemplated by this Agreement, the Purchased Assets shall have been transferred to the Buyer free and clear of all Encumbrances (other than Permitted Encumbrances). Notwithstanding the foregoing, each Seller shall use its commercially reasonable efforts to cause the Purchased Assets to be released, as of the Closing, from all Encumbrances (other than Permitted Encumbrances), guaranties and guaranty obligations, including filing and recording appropriate documentation evidencing such releases. Subject to Section 9.1(a), the applicable Sellers agree to indemnify Buyer, its Affiliates and any of their successors or assigns for losses incurred by Buyer, its Affiliates and any of their successors or assigns arising out of any such Encumbrances (other than Permitted Encumbrances), guaranties, or guaranty obligations, if any.

         7.15 NO SOLICITATION OF TRANSACTIONS. Prior to the entry of the Bid Procedures Order, and except as otherwise required by this Agreement or by the Bankruptcy Code, no Seller shall participate in negotiations regarding any Alternative Offer, regardless of whether such offer was unsolicited. Subsequent to the entry of the Bid Procedures Order, no Seller shall, directly or indirectly, through any officer, director, employee or advisor, solicit any Alternative Offer or participate in any negotiations with respect to any Alternative Offer; PROVIDED, HOWEVER, that if, at any time, the Seller determines in good faith, based upon the advice of outside counsel, that it is prudent to do so in light of its fiduciary duties, such Seller may, in response to an Alternative Offer, participate in negotiations regarding such Alternative Offer and enter into a definitive agreement with respect to such Alternative Offer after giving the Buyer three (3) Business Days' notice of its intention to do so and promptly providing Buyer with copies of all correspondence, term sheets and draft agreements delivered or received by such Seller in connection with such Alternative Offer; PROVIDED that such Seller shall not furnish any non-public information with respect to such Seller, the Business or the Purchased Assets to any third party that expresses an unsolicited bona fide interest in making a potential Alternative Offer unless (i) such non-public information is provided pursuant to a customary confidentiality agreement (with terms regarding the protection of confidential information at least as restrictive as such terms in the Confidentiality Agreement) and (ii) such non-public information has been delivered or previously made available to the Buyer. No Seller shall release any Person from, or waive any provisions of, any such confidentiality agreement with respect to the Buyer to which such Seller is a party.

         7.16 TITLE COMMITMENT AND TITLE REVIEW. Within fifteen (15) days of the entry of the Bid Procedures Order, AFDI shall cause to be prepared and delivered to Buyer, at AFDI's expense, the commitment for title insurance for the parcel of Owned Real Estate prepared by a title company reasonably satisfactory to the Buyer, accompanied by legible copies of all recorded documents affecting the Real Estate and listed as title exceptions on the title commitment (to the extent available), insuring fee simple ownership in the property subject only to Permitted Encumbrances. Prior to the Closing, AFDI shall deliver to Buyer current as-built survey for the Real Estate reflecting the total area of the relevant parcel of the Owned Real Estate, the location of all improvements, recorded easements located thereon and all building and set back lines and plottable matters of record with respect thereto and not disclosing any survey defect which would have a Material Adverse Effect on the operation of the Business. Buyer shall have twenty (20) days (the "TITLE REVIEW PERIOD") after the receipt of the title commitments, legible copies of all instruments referred to therein and the surveys, to notify AFDI, in writing, of such reasonable objections as Buyer may have to anything contained in the title commitment or the surveys. In the event Buyer shall notify AFDI of objections to title prior to the expiration of the Title Review Period, AFDI shall have ten (10) days after receipt of notification of such objections, or such greater period of time as may be mutually acceptable to Buyer and AFDI (the "CURE PERIOD"), within which AFDI may (but shall not be required to) cure or remove such objection. If AFDI fails either to cure or remove any such objection to the reasonable satisfaction of Buyer prior to the expiration of the Cure Period and such item or items which are the subject of such objection would reasonably be expected to result in a Material Adverse Effect, Buyer may either terminate this Agreement by written notice to AFDI or waive such objection and accept such title as AFDI is able to convey without any reduction in the Purchase Price, with the exception that the Purchase Price shall be reduced by the amount (including penalties and interest, if any) required to satisfy any lien or encumbrance against such portion of Owned Real Estate.

                                  ARTICLE VIII
                              CONDITIONS TO CLOSING

         8.1 CONDITIONS TO EACH PARTY'S OBLIGATIONS TO EFFECT THE CLOSING. The respective obligations of each party to effect the sale and purchase of the Purchased Assets shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

                  (a) The waiting period (and any extension thereof) under the HSR Act applicable to the consummation of the sale of the Purchased Assets contemplated hereby shall have expired or been terminated; and

                  (4) No preliminary or permanent injunction or other order or decree by any federal or state court which prevents the consummation of the sale of a material part of the Purchased Assets contemplated hereby shall have been issued and remain in effect (each party agreeing to use its reasonable best efforts to have any such injunction, order or decree lifted) and no statute, rule or regulation shall have been enacted by any state or federal government or governmental agency in the United States which prohibits the consummation of the sale of the Purchased Assets.

         8.2 CONDITIONS TO OBLIGATIONS OF THE BUYER. The obligation of the Buyer to effect the purchase of the Purchased Assets contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions:

                  (a) Each Seller shall have performed and complied in all respects with the covenants and agreements contained in this Agreement which are required to be performed and complied with by such Seller on or prior to the Closing Date and the representations and warranties of such Seller which are set forth in this Agreement shall be true and correct in all respects as of the date of this Agreement and as of the Closing Date as though made at and as of the Closing Date (except to the extent that any such representation or warranty speaks as of a particular date, in which case such representation and warranty shall be true and correct as of such date), unless the failure of such Seller to so perform and comply and the failure of such representations and warranties of such Seller to be true and correct in all material respects would not, in the aggregate, reasonably be expected to create a Material Adverse Effect;

                  (b) The Buyer shall have received certificates from authorized officers of AFDI (on behalf of the Sellers) dated the Closing Date, to the effect that the conditions set forth in Sections 8.2(a) through 8.2(g) have been satisfied;

                  (c) All federal, state and local government consents and approvals required for the consummation of the sale of the Purchased Assets, the operation of the Business by Buyer, the Seller Required Regulatory Approvals and the Buyer Required Regulatory Approvals, shall have been obtained or become final orders (a "FINAL ORDER"), which for all purposes of this Agreement means a final order (whether or not any rehearing or appeal thereof is pending) that has not been revised, stayed, enjoined, set aside, annulled or suspended, with respect to which any required waiting period has expired; and as to which all conditions to effectiveness prescribed therein or otherwise by law, regulation or order have been satisfied), unless the failure to obtain the required consents and approvals would not, in the aggregate, reasonably be expected to create a Material Adverse Effect;

                  (d) All consents and approvals for the consummation of the sale of the Purchased Assets contemplated hereby required under the terms of any note, bond, mortgage, indenture, contract or other agreement to which any Seller is a party shall have been obtained, unless the failure to obtain such consents and approvals would not, in the aggregate, reasonably be expected to create a Material Adverse Effect;

                  (5) All Transferable Permits shall have been transferred to Buyer or reissued to Buyer, unless the failure to effectuate such transfers would not, in the aggregate, reasonably be expected to create a Material Adverse Effect;

                  (6) The Buyer and Tricon shall close the sale and purchase of all salable inventory of goods and supplies that are owned by Tricon and intended for use in the Business (the "TRICON CLOSING"), pursuant to the terms of a purchase agreement to be executed by and between the Buyer and Tricon (the "TRICON PURCHASE AGREEMENT"), it being understood and agreed by Buyer that the pricing formulas and inventory methodology with respect to Buyer's purchase of Tricon-owned inventory shall be substantially similar to the pricing formulas and inventory methodology employed in determining the purchase price with respect to the Purchased Inventory under this Agreement.

                  (7) All of the following shall occur prior to or simultaneously with the Closing: (i) the execution and delivery of the Tricon Extension, (ii) the execution and delivery of the Pizza Hut/KFC Franchise Agreements Amendments, and (iii) the execution and delivery of the Taco Bell Franchise Agreements Amendments;

                  (8) Since the date of this Agreement, there shall not have been any event or occurrence that has, or with the passage of time would reasonably be expected to have, a Material Adverse Effect;

                  (9) On or before October 1, 2000, the Bankruptcy Court shall have entered the Bid Procedures Order and on or before November 30, 2000 the Bankruptcy Court shall have entered the Sale Order, neither of which shall become subject to any stay. The Sale Order shall have authorized Sellers to (i) convey to Buyer all of their right, title, and interest in and to the Purchased Assets and the Business free and clear of all Encumbrances (other than Permitted Encumbrances) of any nature whatsoever, which Encumbrances shall attach to the proceeds of the sale under section 363 of the Bankruptcy Code, and (ii) distribute portions of the consideration to Tricon pursuant to the Tricon Purchase Agreement. Simultaneously with the entry of the Sale Order, all Assumed Agreements shall have been assumed by Sellers and the Bankruptcy Court shall have approved such assumption and the assignment of the Assumed Agreements thereof by the Sellers pursuant to Section 365 of the Bankruptcy Code by an order in form and substance reasonably acceptable to Buyer (the "365 ORDER"), which may be the Sale Order and will include provisions substantially similar to those set forth on EXHIBIT 8.2(i). The 365 Order shall provide that the Assumed Agreements will be transferred to, and remain in full force and effect for the benefit of, Buyer, notwithstanding any provision in such Assumed Agreement (including those described in Sections 365(b)(2) and (f) of the Bankruptcy Code) that prohibits such assignment or transfer;

                  (10) Buyer shall have received the other items to be delivered pursuant to Section 4.3;

         8.3 CONDITIONS TO OBLIGATIONS OF THE SELLERS. The obligation of each Seller to effect the sale of the Purchased Assets contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions:

                  (a) The Buyer shall have performed and complied with in all material respects with the covenants and agreements contained in this Agreement which are required to be performed and complied with by the Buyer on or prior to the Closing Date and the representations and warranties of the Buyer which are set forth in this Agreement shall be true and correct in all material respects (except that where any statement in a representation or warranty expressly includes a standard of materiality, such statements shall be true and correct in all respects) as of the date of this

Agreement and as of the Closing Date as though made at and as of the Closing Date (except to the extent that any such representation or warranty speaks as of a particular date, in which case such representation and warranty shall be true and correct as of such date);

                  (b) AFDI shall have received (on behalf of the Sellers) certificates from authorized officers of the Buyer, dated the Closing Date, to the effect that the conditions set forth in Section 8.3(a) have been satisfied;

                  (11) All consents and approvals for the consummation of the sale of the Purchased Assets contemplated hereby required under the terms of any note, bond, mortgage, indenture, contract or other agreement to which the Buyer is a party shall have been obtained;

                  (12) on or before November 30, 2000, the Bankruptcy Court shall have entered the Sale Order;

                  (13) the Bid Procedures Order shall be in full force and effect and shall not have been modified, vacated or reversed in any manner; and

                  (14) Each Seller shall have received the other items to be delivered to it pursuant to Section 4.4.


                                   ARTICLE IX
                                 INDEMNIFICATION

         9.1 INDEMNIFICATION.

                  (15) From and after the Closing, the Sellers will jointly and severally indemnify, defend and hold harmless the Buyer from and against any and all claims, demands or suits (by any Person), losses, liabilities, damages, obligations, payments, costs and expenses (including, without limitation, the costs and expenses of any and all actions, suits, proceedings, assessments, judgments, settlements and compromises relating thereto and reasonable attorneys' fees and reasonable disbursements in connection therewith) (each, an "INDEMNIFIABLE LOSS"), asserted against or suffered by the Buyer to the extent relating to, resulting from or arising out of (i) any material breach by any Seller of any covenant or agreement of any Seller contained in this Agreement;
(ii) the Excluded Obligations or Excluded Assets, (iii) any Taxes relating to the Purchased Assets or the Business with respect to any Tax year or portion thereof ending on or prior to the Closing Date (or for any Tax year beginning before and ending after the Closing Date to the extent allocable to the portion of such period beginning before and ending on the Closing Date), or (iv) the ownership, use, possession, enjoyment or operation of the Purchased Assets or the Business prior to the Closing Date, including, without limitation, causes of action, demands and claims for personal injury or property damage relating to any occurrence prior to the Closing Date (which shall specifically include all general liability claims arising out of or relating to occurrences of any nature relating to the Business or the Purchased Assets prior to the Closing Date), whether such claims are asserted prior to or after the Closing. Buyer and Sellers agree that the sole and exclusive remedy for Indemnifiable Losses suffered by Buyer to the extent arising from or relating to this Agreement or the transactions contemplated hereby shall be pursuant to this
Section 9.1.

                  (16) From and after the Closing, the Buyer will indemnify, defend and hold harmless each Seller from and against any and all Indemnifiable Losses asserted against or suffered by such Seller to the extent relating to, resulting from or arising out of (i) any material breach by the Buyer of any covenant or agreement of Buyer contained in this Agreement, (ii) any material breach of any representation or warranty of Buyer contained in this Agreement,
(iii) the Assumed Obligations or (iv) any liabilities or obligations relating to the ownership, use, possession, enjoyment or operation of the Business or the Purchased Assets incurred after Closing; PROVIDED that the Buyer shall not be responsible to indemnify the Sellers under Section 9.1(b)(ii) with respect to the first $100,000 of Indemnifiable Losses (in the aggregate); PROVIDED FURTHER that the aggregate liability of Buyer pursuant to Section 9.1(b)(ii) shall in no event exceed the amount of $15 million. Subject to Section 10.3, the Buyer and the Sellers agree that the sole and exclusive remedy for Indemnifiable Losses suffered by Sellers arising from or relating to this Agreement or the transactions contemplated hereby shall be pursuant to this Section 9.1.

                  (17) The amount of any Indemnifiable Loss shall be reduced to the extent that any Person entitled to receive indemnification under this Agreement (an "INDEMNITEE") receives any insurance proceeds with respect to an Indemnifiable Loss.

                  (18) The expiration, termination or extinguishment of any covenant or agreement shall not affect the parties' obligations under this
Section 9.1 if the Indemnitee provided the Person required to provide indemnification under this Agreement (the "INDEMNIFYING PARTY") with notice of the claim or event for which indemnification is sought prior to such expiration, termination or extinguishment.

                  (19) No Indemnitee shall be entitled to recover any special, consequential or exemplary damages under this Article IX in addition to any Indemnifiable Loss.

         9.2 DEFENSE OF CLAIMS. (a) If any Indemnitee receives notice of the assertion of any claim or of the commencement of any claim, action, or proceeding made or brought by any Person who is not a party to this Agreement or any Affiliate of a party to this Agreement (a "THIRD PARTY CLAIM") with respect to which indemnification is to be sought from an Indemnifying Party, the Indemnitee will give such Indemnifying Party reasonably prompt written notice thereof, but in any event not later than 10 Business Days after the Indemnitee's receipt of notice of such Third Party Claim, or within 10 Business Days prior to the date on which an answer or reply, if any, to such claim is due, whichever is earlier. Such notice shall describe the nature of the Third Party Claim in reasonable detail and will indicate the estimated amount, if practicable, of the Indemnifiable Loss that has been or may be sustained by the Indemnitee. The Indemnifying Party will have the right to participate in or, by giving written notice to the Indemnitee, to elect to assume the defense of any Third Party Claim at such Indemnifying Party's own expense and by such Indemnifying Party's own counsel, and the Indemnitee will cooperate in good faith in such defense at such Indemnitee's own expense.

                  (b) If within 10 Business Days after an Indemnitee provides written notice to the Indemnifying Party of any Third Party Claim the Indemnitee receives written notice from the Indemnifying Party that such Indemnifying Party has elected to assume the defense of such Third Party Claim as provided in the last sentence of Section 9.2(a), the Indemnifying Party will not be liable for any legal expenses subsequently incurred by the Indemnitee in connection with the defense thereof; PROVIDED, HOWEVER, that if the Indemnifying Party fails to take reasonable steps necessary to defend diligently such Third Party Claim within 20 calendar days after receiving notice from the Indemnitee that the Indemnitee believes the Indemnifying Party has failed to take such steps, the Indemnitee may assume its own defense, and the Indemnifying Party will be liable for all reasonable expenses thereof. Without the prior written consent of the Indemnitee, the Indemnifying Party will not enter into any settlement of any Third Party Claim (other than a settlement involving only the payment of money). If a firm offer is made to settle a Third Party Claim which the Indemnifying Party desires to accept and which acceptance requires the consent of the Indemnitee pursuant to the immediately preceding sentence, the Indemnifying Party will give written notice to the Indemnitee to that effect. If the Indemnitee fails to consent to such firm offer within 10 Business Days after its receipt of such notice and such determination is not based, at least in part, on the Indemnitee's good faith decision that such a settlement may be prejudicial in any material respect as a precedent to the business, prospects, properties, condition or results of operation of the Indemnitee, the Indemnitee may continue to contest or defend such Third Party Claim and, in such event, the maximum liability of the Indemnifying Party as to such Third Party Claim will be the amount of such settlement offer, plus reasonable costs and expenses paid or incurred by the Indemnitee up to the date of such notice for which the Indemnifying Party is otherwise liable.

                  (c) Any claim by an Indemnitee on account of an Indemnifiable Loss which does not result from a Third Party Claim (a "DIRECT CLAIM") will be asserted by giving the Indemnifying Party reasonably prompt written notice thereof, stating the nature of such claim in reasonable detail and indicating the estimated amount, if practicable, but in any event not later than 20 calendar days after the Indemnitee becomes aware of such Direct Claim, and the Indemnifying Party will have a period of 20 calendar days within which to respond to such Direct Claim. If the Indemnifying Party does not respond within such 20 calendar day period, the Indemnifying Party will be deemed to have accepted such claim. If the Indemnifying Party rejects such claim, the Indemnitee will be free to seek enforcement of its rights to indemnification under this Agreement.

                  (d) If the amount of any Indemnifiable Loss, at any time subsequent to the making of an indemnity payment in respect thereof, is reduced by recovery, settlement or otherwise under or pursuant to any insurance coverage, or pursuant to any claim, recovery, settlement or payment by or against any other Person, the amount of such reduction, less any costs, expenses or premiums incurred in connection therewith (together with interest thereon from the date of payment thereof at the Prime Rate then in effect), will promptly be repaid by the Indemnitee to the Indemnifying Party. Upon making any indemnity payment, the Indemnifying Party will, to the extent of such indemnity payment, be subrogated to all rights of the Indemnitee against any third party in respect of the Indemnifiable Loss to which the indemnity payment relates; PROVIDED, HOWEVER, that (i) the Indemnifying Party will then be in compliance with its obligations under this Agreement in respect of such Indemnifiable Loss and (ii) until the Indemnitee recovers full payment of its Indemnifiable Loss, any and all claims of the Indemnifying Party against any such third party on account of said indemnity payment is hereby made expressly subordinated and subjected in right of payment to the Indemnitee's rights against such third party. Without limiting the generality or effect of any other provision hereof, each such Indemnitee and Indemnifying Party will duly execute upon request all instruments reasonably necessary to evidence and perfect the above described subrogation and subordination rights, and otherwise cooperate in the prosecution of such claims at the direction of the Indemnifying Party. Nothing in this Section 9.2(d) shall be construed to require any party hereto to obtain or maintain any insurance coverage.

                  (e) A failure to give timely notice as provided in this
Section 9.2 will not affect the rights or obligations of any party hereunder except if, and only to the extent that, as a result of such failure, the party which was entitled to receive such notice was actually prejudiced as a result of such failure.

                                    ARTICLE X
                           TERMINATION AND ABANDONMENT

         10.1 TERMINATION.

                  (20) This Agreement may be terminated at any time prior to the Closing Date by mutual written consent of AFDI and the Buyer.

                  (21) This Agreement may be terminated by AFDI or the Buyer if the Closing contemplated hereby shall have not occurred on or before November 30, 2000 (the "TERMINATION DATE"); PROVIDED that the right to terminate this Agreement under this Section 10.1(b) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date (including any Seller with respect to termination by AFDI).

                  (22) This Agreement may be terminated by either AFDI or the Buyer if (i) any Governmental Entity, the consent of which is a condition to the obligations of any Seller and the Buyer to consummate the Closing shall have determined not to grant its consent and all appeals of such determination shall have been taken and have been unsuccessful, (ii) one or more courts of competent jurisdiction in the United States or any state shall have issued an order, judgment or decree permanently restraining, enjoining or otherwise prohibiting the Closing, and such order, judgment or decree shall have become final and nonappealable or (iii) any statute, rule or regulation shall have been enacted by any state or federal government or governmental agency in the United States which prohibits the consummation of the Closing; PROVIDED that the right to terminate this Agreement under this Section 10.1(c) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the occurrence of any of the items set forth in (i), (ii) or (iii) above (including any Seller with respect to termination by AFDI).

                  (23) This Agreement may be terminated by either AFDI or the Buyer (provided that the terminating party (nor any other Seller, with respect to termination by AFDI) is not then in material breach of any representation, warranty, covenant, or other agreement contained herein), if there shall have been a material breach of any of the representations, warranties or covenants set forth in this Agreement on the part of any Seller (with respect to termination by the Buyer) or the Buyer (with respect to termination by AFDI), which breach is not cured within thirty (30) days following written notice to the party committing such breach, or which breach, by its nature, cannot be cured prior to the Closing, and which breach, individually or together with all other such breaches, would not reasonably be expected to have a Material Adverse Effect, in the case of breaches by the Sellers, or a material adverse effect on the Sellers' ability to consummate the transactions contemplated hereby, in the case of breaches by Buyer.

                  (24) This Agreement may be terminated:

                  (i) by the Buyer or AFDI, if any Seller executes and delivers a definitive agreement with respect to an Alternative Offer;

                  (ii) by the Buyer or AFDI, if any Seller seeks or supports Bankruptcy Court approval of an Alternative Offer or an Acquisition (other than to or by the Buyer);

                  (iii) by the Buyer or AFDI, if the Bankruptcy Court enters an order approving any Alternative Offer or Acquisition other than the sale of the Business and the Purchased Assets to the Buyer; or

                  (iv) by :

                  (A) the Buyer (provided that the Buyer is not in material breach of any representation, warranty or covenant or other agreement of Buyer contained herein), if the Bidding Procedures Order shall not have been entered by the Bankruptcy Court on or prior to September 30, 2000; or

                  (B) the Buyer or AFDI (provided that the terminating party (nor any other Seller, with respect to termination by AFDI) is not in material breach of any representation, warranty or covenant or other agreement of such party contained herein), if the Sale Order or the 365 Order shall not have been entered by the Bankruptcy Court on or prior to November 30, 2000.

                  (25) Notwithstanding any other provision contained in this Agreement, Buyer may terminate this Agreement, in its sole discretion and for reasons other than those provided in this Section 10.1 or for no reason at all, by giving written notice to AFDI on or prior to November 19, 2000.

         10.2 NOTICE OF TERMINATION. In the event of termination of this Agreement and abandonment of the transactions contemplated hereby by either or both of the parties pursuant to Section 10.1, written notice thereof shall forthwith be given by the terminating party to the other party.

         10.3 EFFECT OF TERMINATION.

                  (26) GENERAL. In the event of a termination of this Agreement pursuant to Section 10.1, this Agreement will become void and of no further force and effect, except for the provisions of Sections 7.3, 10.4 (to the extent applicable), 11.4, 11.6 and this Section 10.3; PROVIDED, HOWEVER, nothing in this Section 10.3 will be deemed to release Buyer or any Seller from any liability for breach by such Seller of the terms and provisions of this Agreement.

                  (27) DISPOSITION OF DEPOSIT UPON TERMINATION. If this Agreement is terminated (i) pursuant to Section 10.1(a), (ii) by Buyer pursuant to Section 10.1(b), Section 10.1(c), Section 10.1(d), Section 10.1(e), or (iii) by AFDI (on behalf of all Sellers) pursuant to Sections 10.1(b), 10.1(c) or 10.1(e), the Deposit shall be returned by the Deposit Escrow Agent to the Buyer to an account designated by Buyer in its notice of termination pursuant to
Section 10.2. If this Agreement is terminated by AFDI (on behalf of the Sellers) pursuant to Section 10.1(d) on or after November 20, 2000, the Deposit shall be retained by the Deposit Escrow Agent in accordance with the Deposit Escrow Agreement, it being understood and agreed that the Sellers shall retain all remedies against the Buyer, whether arising at law or in equity, with respect to such termination. If this Agreement is terminated by Buyer pursuant to Section 10.1(f) or by AFDI (on behalf of all Sellers) pursuant to Section 10.1(d) on or prior to November 19, 2000, the Deposit, as Seller's sole and exclusive remedy and as liquidated damages with respect to a termination under Section 10.1(d) and as a termination fee with respect to a termination under Section 10.1(f) (each Seller hereby waiving all other remedies, whether arising at law or in equity) shall be paid over by the Deposit Escrow Agent to AFDI (on behalf of the Sellers) to an account designated by AFDI in its notice of termination pursuant to Section 10.2.

                  (28) TERMINATION FEES.

                  (i) In the event that this Agreement is terminated pursuant to
Section 10.1(e)(i), (ii) or (iii), then the Sellers shall immediately pay to Buyer, by wire transfer of immediately available funds, to such account as Buyer shall designate, an amount equal to $4.0 million (the "TERMINATION FEE"), and the Buyer shall not be entitled to receive from any Seller any other amounts including reimbursement for costs and expenses.

                  (ii) In the event that this Agreement is terminated (x) by AFDI for any reason other than those set forth in Sections 10.1(a), 10.1(b), 10.1(c), 10.1(d), 10.1(e)(i), 10.1(e)(ii), or 10.1(e)(iii), or (y) by Buyer
pursuant to Section 10.1(d), then the Sellers shall immediately pay to Buyer, by wire transfer of immediately available funds to such account as Buyer shall designate, an amount equal to the LESSER of (A) the actual costs and expenses incurred by Buyer in connection with this Agreement, and the transactions contemplated hereby, including, but not limited to, professional services (including, but not limited to, investment banking, accounting, and legal services) and the actual out-of-pocket costs and expenses incurred as a result of buyer's breaching its agreement to occupy space in or near Addison, Texas and
(B) $3,000,000 (the "EXPENSE REIMBURSEMENT").

                  (29) Sellers' obligation to pay the Termination Fee or the Expense Reimbursement shall survive termination of this Agreement and shall constitute an administrative expense (which shall be a superpriority administrative expense claim senior to all other administrative expense claims) of Sellers under sections 503(b) and 507(a)(1) of the Bankruptcy Code.

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

         11.1 AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented only by written agreement of AFDI (on behalf of the Sellers) and the Buyer.

         11.2 WAIVER OF COMPLIANCE; CONSENTS. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

         11.3 SURVIVAL. The representations and warranties of the Sellers contained in this Agreement shall expire, terminate and extinguish on the Closing Date and shall be of no further force or effect thereafter, and the representations and warranties of the Buyer contained in this Agreement shall expire, terminate and extinguish one hundred twenty (120) days after the Closing Date and shall be of no further force or effect thereafter. All covenants and agreements of the parties contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement indefinitely, unless otherwise specifically provided herein, it being agreed and understood that there will be no post-Closing adjustment (whether to the Buyer's benefit or the Seller's benefit) or right of indemnity with respect to the value of the Purchased Assets.

         11.4 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission, telexed or mailed by overnight courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice; PROVIDED that notices of a change of address shall be effective only upon receipt thereof):

                           (30) If to any Seller, to:

                           AmeriServe Food Distribution, Inc.
                           15305 Dallas Parkway, Suite 1600
                           Addison, Texas 75001
                           Facsimile: (972) 364-2016
                           Attention:  General Counsel

                           with a copy to:

                           Kirkland & Ellis
                           200 E. Randolph Drive
                           Chicago, Illinois 60601
                           Facsimile:  (312) 861-2200
                           Attention:  James A. Stempel, Esquire
                                       Carter W. Emerson, P.C.

                           (31) if to the Buyer, to:

                           McLane Company, Inc.
                           4747 McLane Parkway, P.O. Box 6115
                           Temple, Texas 76503-6115
                           Facsimile: (284) 771-7515
                           Attention:  Len E. Mewhinney, General Counsel

                           with copies to:

                           Jenkens & Gilchrist, P.C.
                           1445 Ross Avenue, Suite 3200
                           Dallas, Texas 75202
                           Facsimile: (214) 855-4300
                           Attention:  Gregory J. Schmitt, Esq.
                                       Gregory G. Hesse, Esq.

         11.5 ASSIGNMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto, including by operation of law without the prior written consent of the other party, nor is this Agreement intended to confer upon any other Person except the parties hereto any rights or remedies hereunder; PROVIDED, HOWEVER that the Buyer may assign this Agreement, and any or all of its rights, interests or obligations hereunder, to a wholly-owned subsidiary of the Buyer; PROVIDED, FURTHER, HOWEVER, that such assignment shall not relieve Buyer of any of its obligations hereunder. Notwithstanding the foregoing, no provision of this Agreement shall create any third party beneficiary rights in any employee or former employee of any Seller (including any beneficiary or dependent thereof) in respect of continued employment or resumed employment, and no provision of this Agreement shall create any rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any employee benefit plan or arrangement except as expressly provided for thereunder.

         11.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

         11.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         11.8 INTERPRETATION. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

         11.9 SCHEDULES AND EXHIBITS. All Exhibits, Schedules and Appendices referred to herein are intended to be and hereby are specifically made a part of this Agreement.

         11.10 ENTIRE AGREEMENT. This Agreement, the Confidentiality Agreement and the Exhibits, Schedules, Appendices, documents, certificates and instruments referred to herein or therein, embody the entire agreement and understanding of the parties hereto in respect of the transactions contemplated by this Agreement. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein. It is expressly acknowledged and agreed that there are no restrictions, promises, representations, warranties, covenants or undertakings contained in any material made available to the Buyer pursuant to the terms of the Confidentiality Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such transactions other than the Confidentiality Agreement.

         11.11 BULK SALES OR TRANSFER LAWS. The Buyer hereby waives compliance by the Sellers with the provisions of the bulk sales or transfer laws of all applicable jurisdictions.

         11.12 PARTIAL INVALIDITY AND SEVERABILITY. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid, and enforceable. If any term of this Agreement, or part hereof, not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid, or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof, or part hereof, shall constitute their agreement with respect to the subject matter hereof and all such remaining terms, or parts thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid, or unenforceable provision of this Agreement shall be replaced by a valid provision that will implement the commercial purpose of the illegal, invalid, or unenforceable provision.

         11.13 HEADINGS. The headings of particular provisions of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or serve as a limitation or expansion on the scope of any term or provision of this Agreement.

         11.14 SUBMISSION TO JURISDICTION. The parties hereby agree that any and all claims, actions, causes of action, suits, and proceedings relating to this Agreement or the other agreements contemplated herein shall be filed and maintained only in the Bankruptcy Court, and the parties hereby consent to the jurisdiction of such court.

                               [END OF AGREEMENT]

                                                                [EXECUTION COPY]

         IN WITNESS WHEREOF, the Sellers and the Buyer have caused this agreement to be signed by their respective duly authorized officers as of the date first above written.

                                      SELLERS:

                                      AMERISERVE FOOD DISTRIBUTION, INC.

                                      By:
                                          --------------------------------------
                                           Name:        Kevin J. Rogan
                                           Title:       Senior Vice President

                                      AMERISERVE TRANSPORTATION, INC.

                                      By:
                                           -------------------------------------
                                           Name:        Kevin J. Rogan
                                           Title:       Vice President

                                      NEBCO EVANS HOLDING COMPANY

                                      By:
                                          --------------------------------------
                                           Name:        Kevin J. Rogan
                                           Title:       Senior Vice President

                                      HOLBERG WAREHOUSE PROPERTIES, INC.

                                      By: AmeriServe Food Distribution, Inc.
                                      Its: Shareholder

                                      By:
                                          --------------------------------------
                                           Name:        Kevin J. Rogan
                                           Title:       Senior Vice President

                                      By: NEBCO EVANS Holding Company
                                      Its: Shareholder

                                      By:
                                          --------------------------------------
                                           Name:        Kevin J. Rogan
                                           Title:       Senior Vice President



                                     [SIGNATURE PAGES CONTINUE]

                                                                [EXECUTION COPY]

                                     DELTA TRANSPORTATION, LTD.

                                     By:
                                         ---------------------------------------
                                          Name:        Kevin J. Rogan
                                          Title:       Vice President

                                     PSC SERVICES OF FLORIDA, INC.

                                     By:
                                         ---------------------------------------
                                          Name:        Kevin J. Rogan
                                          Title:       Senior Vice President

                                     NORTHLAND TRANSPORTATION  SERVICES, INC.

                                     By:
                                         ---------------------------------------
                                          Name:        Kevin J. Rogan
                                          Title:       Vice President

                                     NAVC CORP.

                                     By:
                                         ---------------------------------------
                                          Name:        Monte L. Miller
                                          Title:       President

                                     NORTH AMERICAN VANTIX CORP.

                                     By:
                                         ---------------------------------------
                                          Name:        Paul Garcia de Quevedo
                                          Title:       Vice President

                                     ASNSC, INC.

                                     By:
                                         ---------------------------------------
                                          Name:        Kevin J. Rogan
                                          Title:       Senior Vice President






                                    [SIGNATURE PAGES CONTINUE]

                                                                [EXECUTION COPY]

                                    VANTIX LOGISTICS, L.P.

                                    By:  North American Vantix Corp.
                                    Its:      General Partner

                                    By:
                                        ----------------------------------------
                                         Name:     Paul Garcia de Quevedo
                                         Title:    Vice President

                                    PSD TRANSPORTATION SERVICES, INC.

                                    By:
                                        ----------------------------------------
                                         Name:     Kevin J. Rogan
                                         Title:    Senior Vice President


                                    BUYER:

                                    MCLANE COMPANY, INC.

                                    By:
                                        ----------------------------------------
                                         Name:     James L. Kent
                                         Title:    Senior Vice President




                                   [END OF SIGNATURE PAGES TO THE ASSET
                                   PURCHASE AGREEMENT]

                                                                [EXECUTION COPY]

                                                                [EXECUTION COPY]

                                    EXHIBIT H

                    TRANSITION SERVICES AGREEMENT TERM SHEET

Buyer agrees to provide, or cause its affiliates to provide, to Sellers from and after Closing the services (the "SERVICES") described below:

1. Payroll processing and related administration and support;
2. IT Infrastructure, applications and support; and
3. Data Administration

Buyer, and/or its affiliates, shall perform the Services in a workmanlike and commercially reasonable manner.

All charges for the Services to be rendered by Buyer, or its affiliate, to Sellers shall be commercially reasonable and, in any event, shall be fair and reasonable.

Nothing in the Transition Services Agreement will require Buyer to violate any of their software licenses.

Buyer, or its affiliate, shall provide the Services to Sellers for such period of time as Sellers request, up to a maximum of two (2) years after Closing.

                                 AMENDMENT NO. 1
                                       TO
                            ASSET PURCHASE AGREEMENT


THIS AMENDMENT NO. 1, effective as of September 19, 2000, is made by and among AmeriServe Food Distribution, Inc., a Delaware corporation; AmeriServe Transportation, Inc., a Nebraska corporation; NEBCO EVANS Holding Company, a Delaware corporation; Holberg Warehouse Properties, Inc., a Delaware corporation; Delta Transportation, Ltd., a Wisconsin corporation; PSC Services of Florida, Inc., a Florida corporation; Northland Transportation Services, Inc., a Nebraska corporation; NAVC Corp., a Nevada corporation; North American Vantix Corp., a Delaware corporation; ASNSC, Inc., a Delaware corporation; Vantix Logistics, L.P., a Texas limited partnership; and PSD Transportation Services, Inc., a Nevada corporation (collectively, the "SELLERS"); and McLane Company, Inc., a Texas corporation (the "BUYER").

The Sellers and Buyer are parties to an Asset Purchase Agreement, dated as of August 18, 2000 (the "PURCHASE AGREEMENT"). Pursuant to SECTION 11.1 of the Purchase Agreement, the Sellers and Buyer desire to amend the Purchase Agreement. Each capitalized term that is not otherwise defined in this Amendment shall have the meaning which the Purchase Agreement assigns to such term.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Sellers and Buyer agree as follows:

         1. The Purchase Agreement is hereby amended to add the following language at the end of Section 7.10(i): "Notwithstanding anything to the contrary, Buyer covenants that it will, at or before the Closing Date, provide substantially comparable job offers, as of the Closing Date, to sufficient numbers of Sellers' current employees at each work site so as not to give rise to any obligations or liabilities under the WARN Act and similar state or local laws or regulations as a result of any terminations which result from the Closing. Sellers will not, without Buyer's prior written consent, do anything to materially increase (a) the number of employees that Buyer is required to make job offers to under the preceding sentence, from (b) the required number of job offers that Buyer would have been required to make under the preceding sentence had the closing date of the sale hereunder been September 1, 2000. Sellers will, upon request from Buyer from time to time, provide Buyer with employee data necessary to calculate the number of employee job offers required to be made by Buyer hereunder."

Except as it is expressly amended or modified by this Amendment, the Purchase Agreement remains in full force and effect. This Amendment may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but all of such counterparts together shall constitute one amendment.

                                     * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be signed as of the date first above written.

                                        SELLERS:

                                        AMERISERVE FOOD DISTRIBUTION, INC.

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Senior Vice President

                                        AMERISERVE TRANSPORTATION, INC.

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Vice President

                                        NEBCO EVANS HOLDING COMPANY

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Senior Vice President

                                        HOLBERG WAREHOUSE PROPERTIES, INC.

                                        By: AmeriServe Food Distribution, Inc.
                                        Its: Shareholder

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Senior Vice President

                                        By: NEBCO EVANS Holding Company
                                        Its: Shareholder

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Senior Vice President

                                        DELTA TRANSPORTATION, LTD.

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Vice President

                                        [SIGNATURE PAGES CONTINUE]

                                        PSC SERVICES OF FLORIDA, INC.

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Senior Vice President

                                        NORTHLAND TRANSPORTATION  SERVICES, INC.

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Vice President

                                        NAVC CORP.

                                        By:
                                            ------------------------------------
                                             Name:   Monte L. Miller
                                             Title:  President

                                        NORTH AMERICAN VANTIX CORP.

                                        By:
                                            ------------------------------------
                                             Name:   Paul Garcia de Quevedo
                                             Title:  Vice President

                                        ASNSC, INC.

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Senior Vice President

                                        VANTIX LOGISTICS, L.P.

                                        By:  North American Vantix Corp.
                                        Its:    General Partner

                                        By:
                                            ------------------------------------
                                             Name:   Paul Garcia de Quevedo
                                             Title:  Vice President

                                        PSD TRANSPORTATION SERVICES, INC.

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Senior Vice President

                                        [SIGNATURE PAGES CONTINUE]

                                        BUYER:

                                        MCLANE COMPANY, INC.

                                        By:
                                           ------------------------------------
                                            Name:   James L. Kent
                                            Title:  Senior Vice President


            [END OF SIGNATURE PAGES TO THE ASSET PURCHASE AGREEMENT]

                                 AMENDMENT NO. 2
                                       TO
                            ASSET PURCHASE AGREEMENT


         THIS AMENDMENT NO. 2, effective as of October 26, 2000, is made by and among AmeriServe Food Distribution, Inc., a Delaware corporation; AmeriServe Transportation, Inc., a Nebraska corporation; NEBCO EVANS Holding Company, a Delaware corporation; Holberg Warehouse Properties, Inc., a Delaware corporation; Delta Transportation, Ltd., a Wisconsin corporation; PSC Services of Florida, Inc., a Florida corporation; Northland Transportation Services, Inc., a Nebraska corporation; NAVC Corp., a Nevada corporation; North American Vantix Corp., a Delaware corporation; ASNSC, Inc., a Delaware corporation; Vantix Logistics, L.P., a Texas limited partnership; and PSD Transportation Services, Inc., a Nevada corporation (collectively, the "SELLERS"); and McLane Company, Inc., a Texas corporation (the "BUYER").


         The Sellers and Buyer are parties to an Asset Purchase Agreement, dated as of August 18, 2000 (the "PURCHASE AGREEMENT"). Pursuant to SECTION 11.1 of the Purchase Agreement, the Sellers and Buyer desire to amend the Purchase Agreement. Each capitalized term that is not otherwise defined in this Amendment shall have the meaning which the Purchase Agreement assigns to such term.

         The parties hereto agree as follows:

         1. TERMINATION. The Purchase Agreement is hereby amended to eliminate
Section 10.1(f).

         2. EFFECT OF TERMINATION. The Purchase Agreement is hereby amended such that Section 10.3(b) reads, in its entirety, as follows: "If this Agreement is terminated (i) pursuant to Section 10.1(a), (ii) by Buyer pursuant to Section 10.1(b), Section 10.1(c), Section 10.1(d), Section 10.1(e), or (iii) by AFDI (on behalf of all Sellers) pursuant to Sections 10.1(b), 10.1(c) or 10.1(e), the Deposit shall be returned by the Deposit Escrow Agent to the Buyer to an account designated by Buyer in its notice of termination pursuant to Section 10.2. If this Agreement is terminated by AFDI (on behalf of the Sellers) pursuant to
Section 10.1(d), the Deposit shall be retained by the Deposit Escrow Agent in accordance with the Deposit Escrow Agreement, it being understood and agreed that the Sellers shall retain all remedies against the Buyer, whether arising at law or in equity, with respect to such termination."

     Except as it is expressly amended or modified by this Amendment, the Purchase Agreement remains in full force and effect. This Amendment may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but all of such counterparts together shall constitute one amendment.


                                     * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be signed as of the date first above written.

                                        SELLERS:

                                        AMERISERVE FOOD DISTRIBUTION, INC.

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Senior Vice President

                                        AMERISERVE TRANSPORTATION, INC.

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Vice President

                                        NEBCO EVANS HOLDING COMPANY

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Senior Vice President

                                        HOLBERG WAREHOUSE PROPERTIES, INC.

                                        By: AmeriServe Food Distribution, Inc.
                                        Its: Shareholder

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Senior Vice President

                                        By: NEBCO EVANS Holding Company
                                        Its: Shareholder

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Senior Vice President

                                        DELTA TRANSPORTATION, LTD.

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Vice President

                                        [SIGNATURE PAGES CONTINUE]

                                        PSC SERVICES OF FLORIDA, INC.

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Senior Vice President

                                        NORTHLAND TRANSPORTATION  SERVICES, INC.

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Vice President

                                        NAVC CORP.

                                        By:
                                            ------------------------------------
                                             Name:   Monte L. Miller
                                             Title:  President

                                        NORTH AMERICAN VANTIX CORP.

                                        By:
                                            ------------------------------------
                                             Name:   Paul Garcia de Quevedo
                                             Title:  Vice President

                                        ASNSC, INC.

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Senior Vice President

                                        VANTIX LOGISTICS, L.P.

                                        By:  North American Vantix Corp.
                                        Its:    General Partner

                                        By:
                                            ------------------------------------
                                             Name:   Paul Garcia de Quevedo
                                             Title:  Vice President

                                        PSD TRANSPORTATION SERVICES, INC.

                                        By:
                                            ------------------------------------
                                             Name:   Kevin J. Rogan
                                             Title:  Senior Vice President

                                        [SIGNATURE PAGES CONTINUE]

                                        BUYER:

                                        MCLANE COMPANY, INC.

                                        By:
                                            ------------------------------------
                                             Name:   James L. Kent
                                             Title:  Senior Vice President

                 [END OF SIGNATURE PAGES TO THE AMENDMENT NO. 2]